UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-02071

Exact name of registrant as specified in charter:	Delaware Group® Income Funds

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2022

Item 1. Reports to Stockholders

Annual report

Fixed income mutual funds
(As revised November 23, 2022 to reflect a reverse stock split for each Fund)

Delaware Corporate Bond Fund

Delaware Extended Duration Bond Fund

July 31, 2022

Carefully consider the Funds' investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds' prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund at delawarefunds.com/literature.

Manage your account online
●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2022, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund	July 31, 2022 (Unaudited)

Performance preview (for the year ended July 31, 2022)
Delaware Corporate Bond Fund (Institutional Class shares)	1-year return	-13.69%
Delaware Corporate Bond Fund (Class A shares)	1-year return	-13.91%
Bloomberg US Corporate Investment Grade Index (benchmark)	1-year return	-12.61%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Corporate Bond Fund, please see the table on page 7. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 10 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Extended Duration Bond Fund (Institutional Class shares)	1-year return	-19.90%
Delaware Extended Duration Bond Fund (Class A shares)	1-year return	-20.07%
Bloomberg Long US Corporate Index (benchmark)	1-year return	-19.79%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Extended Duration Bond Fund, please see the table on page 12. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 15 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objectives

The Funds seek to provide investors with total return.

Market review

The first five months of the Funds’ fiscal year ended July 31, 2022 – August through December 2021 – can best be described as calm, with little movement in rates. Although the overall economic environment was slowing after the superheated recovery that characterized the latter half of the previous fiscal period, economic fundamentals were still sound. The one concern that many investors shared was inflation.

When the fiscal year began, the US Federal Reserve noted various pressures on prices and concluded that inflation was real but transitory. As 2022 began, however, it became apparent to all that inflation was severe and sticky, owing to a combination of labor shortages, low unemployment, high consumer demand, and supply chain shortages.

As did many investors, we foresaw that the Fed would react by raising rates. What we did not anticipate was just how fast, steep, and tenacious those increases would be. Many investors expected that rates would rise gradually and were surprised by the Fed’s pace of hikes that began with a

Portfolio management review
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

0.25-percentage-point increase in mid-March followed by a 0.50-percentage-point hike in early May and increases of 0.75 percentage points in both mid-June and late July. That said, we believe the Fed appears to have made the right call. Though the Fed was initially constrained by the need to reduce its balance sheet, by the time it acted, a more aggressive approach seemed necessary.

The Russia-Ukraine war and China’s economic lockdowns to prevent the spread of COVID-19 also surprised investors. Both caused severe disruptions of the global supply chain, putting significant pressure on inflation. The world learned an expensive lesson on just how important Ukraine is to the global supply of agricultural and energy products. While less surprising, the disruption in the supply of Russian energy was also painful. The problems in China were unexpected as the spread of the virus began to increase despite the onset of warmer weather. Rather than take a more moderate approach to managing the virus as many observers had predicted, China reacted with a broad swath of shutdowns that sharply curtailed industrial output.

All three events – the Fed’s aggressive response to inflation, the Russia-Ukraine war, and China’s zero-COVID policy – had a dramatic effect on bond markets in the latter half of the Funds' fiscal year. Driven primarily by rates and inflation, the first half of 2022 was the corporate bond market’s worst opening six months of any calendar year on record. This was attributable mainly to duration, a measure of a portfolio’s sensitivity to higher interest rates. The longer the duration of a portfolio, the more sensitive it is to higher rates.

As 2022 progressed, we saw significant rate volatility. When the Fed began raising rates aggressively, and investors began talking of an imminent recession, spreads reacted negatively and began to widen. The 10-year Treasury yield rose from 1.51% at December 31, 2021 to 2.65% at end of July 2022, an increase of 114 basis points (or 1.14 percentage points), which sharply stung long-duration credits. While spreads in the investment grade market increased only about 45 to 50 basis points, the combination of rising rates and widening spreads was both unusual and painful to investors.

Looking at the relative performance of investment grade versus high yield securities, duration was the key differentiator, with the activity from January through July 2022 driving results for the entire fiscal year. High yield performed much better than investment grade, with most of the damage in the investment grade market resulting more from duration than from widening spreads. Because high yield tends to be a shorter-duration asset class, it held up better. Given the perception that the corporate finance world is in good shape, with solid credit metrics and profit margins, investment grade credits tend to be longer duration. The result was a 12.6% decline for investment grade bonds, as measured by the Bloomberg US Corporate Investment Grade Index, for the fiscal year. High yield bonds, as measured by the Bloomberg US Corporate High-Yield Index, declined 8.0%, about two-thirds of investment grade’s loss.

Issuance in 2021 was the second-highest annual total ever, behind only the record pace set in 2020. While tapering off somewhat in 2022, it remained stronger than we would have expected. At July 31, 2022, year-to-date issuance was running about 15% below the previous year’s torrid pace. With rate hikes looming, however, many companies rushed to obtain financing before rates could rise even higher. So even though issuance was down, it was generally higher than anticipated. Some sectors, notably banking, unexpectedly flooded the market with new issuance.

As difficult as the first half of 2022 was, there was some good news for bond investors. Throughout the first half of the Funds’ fiscal year and well into the second half, corporate profitability was never higher, with record-setting margins and healthy cash flows. From a fundamental standpoint, the corporate bond market was extremely healthy. We entered 2022 with the expectation that credit upgrades would outnumber downgrades, and this proved to be true. Even at fiscal year-end, despite the worries of recession, credit upgrades were still outpacing downgrades. We think that may continue into 2023.

Source: Bloomberg.

Within the Funds

For the fiscal year ended July 31, 2022, Delaware Corporate Bond Fund underperformed its benchmark, the Bloomberg US Corporate Investment Grade Index. The Fund’s Institutional Class shares returned -13.69%. The Fund’s Class A shares returned -13.91% at net asset value and -17.83% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark returned -12.61%. For complete, annualized performance of Delaware Corporate Bond Fund, please see the table on page 7.

During the same period, Delaware Extended Duration Bond Fund underperformed its benchmark, the Bloomberg Long US Corporate Index. The Fund’s Institutional Class shares returned -19.90%. The Fund’s Class A shares returned -20.07% at net asset value and -23.71% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark returned -19.79%. For complete, annualized performance of Delaware Extended Duration Bond Fund, please see the table on page 12.

Duration was the chief factor in the underperformance of both Funds. Given the overweight to BBB-rated spread duration of the Funds’ holdings, higher interest rates drove the price of credits held in the portfolios sharply lower. Somewhat offsetting that, both Funds benefited from out-of-benchmark investments in high yield (non-investment-grade) securities, which generally outperformed their investment grade counterparts for the fiscal year by virtue of their lower-duration nature. The Funds are each allowed to invest up to 20% of their assets in high yield securities; each maintained a portfolio allocation that varied throughout the fiscal year, as described later.

The fiscal year was an unusual period for the Funds, in our view. Although we believe that most of the underperformance was attributable to rising rates and higher duration, we acknowledge that credit spreads widened meaningfully as well. It is rare to see rates rise and spreads widen at the same time. Usually spreads increase in the face of a potential recession and consequently weigh on issuers’ earnings. But this year, rates and spreads moved in the same direction, resulting in the corporate bond market’s worst start to a calendar year in its history.

Delaware Corporate Bond Fund

Although the Fund performed fairly well in the latter part of 2021, we knew that valuations were rich coming into 2022. At the same time, credit fundamentals and credit metrics were still extremely strong, and we wanted the Fund to own bonds that exhibited higher yields or had higher spreads than the overall benchmark. We still believed there was a long

Portfolio management review
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

runway before the Fed would become aggressive in raising rates. And of course, we did not anticipate the Russia-Ukraine war. So, we began 2022 with the assumption that the best way to add performance in this environment was through higher yield, given that we did not expect further price appreciation or spread compression, either of which would also have contributed to performance, if available. We purchased credits that had higher spreads and higher yields, believing that the strong economic backdrop would afford us some time for the Fund to benefit from this strategy.

When sentiment turned, however, the Fund’s positions were affected more than those in the benchmark, which contained higher-quality credits with less income, less spread, and less yield, the types of credits that we would not have gravitated toward unless the economy were signaling problems ahead. We got no such signals in January and February. Our attempt to achieve a higher yield and carry higher spreads than the benchmark was the source of a large part of the Fund’s underperformance.

On a more granular level, the banking sector detracted the most from the Fund’s performance. Ironically, the credit quality in the banking industry has generally been pristine, much stronger today than it was during the recession of 2008-2009. The Fund underperformed entirely due to security selection. In an effort to add yield, we invested in longer-duration and subordinated instruments, under the assumption that fundamentals were strong and valuations were attractive, in our view, relative to other sectors. As the year progressed, however, the combination of higher rates and longer duration proved detrimental for such a strategy. Banking credits that the Fund owned included Credit Suisse Group AG and Deutsche Bank AG.

Aside from banking, the remainder of the financial sector also detracted significantly from performance, again mainly during the latter half of the fiscal year. Although the Fund’s holdings were primarily BBB-rated credits (investment grade), life insurers were more volatile than the overall market because of capital market volatility. Aircraft lessors underperformed as some bonds had exposure to Russian aircraft that could not be seized after the outbreak of war in Ukraine. Real estate investment trusts (REITs) also lagged mainly due to rate volatility. Fund holdings in the sector included life insurer Brighthouse Financial Inc. and retirement services provider Athene Holding Ltd., which merged into Apollo Global Management during the fiscal year.

Among contributors to performance during the period, the Fund’s overweight in energy, particularly midstream and production, was beneficial. While we didn’t expect oil prices to reach, much less exceed, $100 a barrel, the Fund did benefit from the increase. Cheniere Energy Inc., a producer of liquefied natural gas; Devon Energy Corp., an exploration company; and ONEOK Inc., a midstream service provider, were among the Fund’s holdings in the sector.

The Fund likewise benefited from its transportation holdings, particularly airlines, including Delta Air Lines Inc. and United Airlines Holdings Inc. We recognize that airlines could struggle in a recession, but the Fund’s holdings have shorter duration and what we view as an attractive structure that includes collateral packages.

In addition, the Fund’s out-of-benchmark allocation to risk-free assets, including Treasurys and short-duration sectors, such as bank loans and convertibles, contributed to performance during the fiscal year.

Most of the changes that we made to the Fund’s portfolio occurred in the second half of the fiscal year. Once higher rates and wider spreads had done material damage to the asset class, we sought to increase the credit quality of the Fund. With prices at historic lows, we began buying lower-priced bonds. The asset class experienced some of the lowest dollar prices on securities in the past 30 to 40 years. Consequently, the decision to buy bonds of high-quality issuers at historically low prices appeared to us to be an attractive opportunity.

At fiscal year end, the Fund was positioned with 90% of its assets in investment grade securities and the balance in high yield. Earlier in the fiscal year, the Fund had as much as 15% in high yield. We also reduced the Fund’s BBB-rated allocation within investment grade, having moved up in quality within the asset class.

During the fiscal year, the Fund held a small position in credit default swaps on the investment grade index as a temporary hedge given valuations and technicals we observed in the market. The Fund also held a small position in credit default swaps on the investment grade index via options as a way to add incremental income with upside potential for performance gains. Neither position had a material impact on the Fund’s performance.

Delaware Extended Duration Bond Fund

Delaware Extended Duration Bond Fund is designed to provide investors with access to the long end of the US investment grade corporate market. The management of the Fund is strategically like that of Delaware Corporate Bond Fund. As many companies do not issue longer-duration bonds, however, we identify additional opportunities as needed to complete the Fund’s portfolio.

On a sector basis, financials were a leading detractor from performance as higher interest rates roiled capital markets and, in turn, life insurance companies, including Brighthouse Financial Inc. and Athene Holding Ltd., mentioned earlier. The Fund also had exposure to several aircraft lessors, who were blindsided by the outbreak of war in Ukraine. Economic sanctions imposed on Russia made it impossible for lessors to collect payments or reclaim aircraft, and those credits suffered.

The Fund also held bonds issued by chemical companies in the industrials sector. These were typically long duration and given the overweight positions, it detracted from performance during the fiscal year. Fund holdings included petrochemical producer Westlake Corp. and coatings manufacturer The Sherwin-Williams Co.

The Fund’s exposure to long Treasury futures used to control duration also detracted from performance. The Fund was invested in securities issued by banks and aircraft lessors, and in bank loans and high yield bonds. While these are often strong-performing securities, they are typically issued in the intermediate part of the yield curve that is not consistent with an extended duration portfolio. We use Treasury futures to add duration to the Fund’s portfolio, offsetting the shorter-duration credits. In this case, the long-duration futures show as detractors from performance, even as the underlying securities, in many cases, outperformed by virtue of being in the right spot on the curve.

As was the case with Delaware Corporate Bond Fund, the Fund benefited from investments in airlines Delta Air Lines Inc. and United Airlines Holdings Inc. The Fund also benefited from several high yield credits

Portfolio management review
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

including US Foods Inc., a food service distributor, and NCR Corp., a developer and supplier of point-of-sale systems and services for retailers.

At the end of the fiscal year, approximately 9% of the Fund’s portfolio was invested in high yield credits and bank loans, down from a peak exposure of about 13% in high yield earlier in the period. The remainder of the portfolio was invested in investment grade securities, where we have reduced the Fund’s position in BBB-rated bonds somewhat to go higher in quality, given the dramatic dollar-price drops that have taken place. The average dollar price in the Fund’s portfolio at the close of the period was $80, compared with the benchmark’s average price of $93.

During the period, the Fund made minimal use of Treasury futures to hedge out unwanted exposures to the Treasury yield curve. The Fund also held a small position in credit default swaps on the investment grade index as a temporary hedge given valuations and technicals we observed in the market. Lastly, the Fund held a small position in credit default swaps on the investment grade index via options as a way to add incremental income with upside potential for performance gains. None of these positions had a material impact on the Fund’s performance.

Performance summaries
Delaware Corporate Bond Fund	July 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. September 15, 1998)
Excluding sales charge	-13.91%	+1.67%	+2.74%	+5.55%
Including sales charge	-17.83%	+0.73%	+2.28%	+5.35%
Class C (Est. September 15, 1998)
Excluding sales charge	-14.55%	+0.91%	+1.98%	+4.77%
Including sales charge	-15.38%	+0.91%	+1.98%	+4.77%
Class R (Est. June 2, 2003)
Excluding sales charge	-14.26%	+1.41%	+2.47%	+4.63%
Including sales charge	-14.26%	+1.41%	+2.47%	+4.63%
Institutional Class (Est. September 15, 1998)
Excluding sales charge	-13.69%	+1.92%	+3.00%	+5.82%
Including sales charge	-13.69%	+1.92%	+3.00%	+5.82%
Class R6 (Est. January 31, 2019)
Excluding sales charge	-13.78%	—	—	+2.62%
Including sales charge	-13.78%	—	—	+2.62%
Bloomberg US Corporate Investment
Grade Index	-12.61%	+1.78%	+2.65%	+4.83%*

*	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.
[1]

Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 9. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets.

Performance summaries
Delaware Corporate Bond Fund

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

				Institutional
Fund expense ratios	Class A	Class C	Class R	Class	Class R6
Total annual operating expenses (without fee waivers)	0.91%	1.66%	1.16%	0.66%	0.57%
Net expenses (including fee waivers, if any)	0.82%	1.57%	1.07%	0.57%	0.48%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance summaries
Delaware Corporate Bond Fund

Performance of a $10,000 investment1
For the period July 31, 2012 through July 31, 2022

	Starting value	Ending value
Delaware Corporate Bond Fund — Institutional Class shares	$10,000	$13,441
Bloomberg US Corporate Investment Grade Index	$10,000	$12,991
Delaware Corporate Bond Fund — Class A shares	$9,550	$12,529

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2012, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 9. Please note additional details on pages 7 through 11.

The graph also assumes $10,000 invested in the Bloomberg US Corporate Investment Grade Index as of July 31, 2012. The Bloomberg US Corporate Investment Grade Index is composed of US dollar-denominated, investment grade corporate bonds that are SEC-registered or 144A with registration rights, and issued by industrial, utility, and financial companies. All bonds in the index have at least one year to maturity.

The Bloomberg US Corporate High-Yield Index, mentioned on page 2, is composed of US dollar-denominated, non-investment-grade corporate bonds for which the middle rating among Moody’s Investors Service, Inc., Fitch, Inc., and Standard & Poor’s is Ba1/BB+/BB+ or below.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DGCAX	245908785
Class C	DGCCX	245908769
Class R	DGCRX	245908744
Institutional Class	DGCIX	245908751
Class R6	DGCZX	24610J100

Performance summaries
Delaware Extended Duration Bond Fund	July 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. September 15, 1998)
Excluding sales charge	-20.07%	+1.43%	+3.06%	+6.67%
Including sales charge	-23.71%	+0.51%	+2.58%	+6.47%
Class C (Est. September 15, 1998)
Excluding sales charge	-20.66%	+0.71%	+2.30%	+5.89%
Including sales charge	-21.40%	+0.71%	+2.30%	+5.89%
Class R (Est. October 3, 2005)
Excluding sales charge	-20.35%	+1.18%	+2.81%	+5.78%
Including sales charge	-20.35%	+1.18%	+2.81%	+5.78%
Institutional Class (Est. September 15, 1998)
Excluding sales charge	-19.90%	+1.68%	+3.32%	+6.94%
Including sales charge	-19.90%	+1.68%	+3.32%	+6.94%
Class R6 (Est. May 2, 2016)
Excluding sales charge	-19.83%	+1.76%	—	+2.76%
Including sales charge	-19.83%	+1.76%	—	+2.76%
Bloomberg Long US Corporate Index	-19.79%	+1.86%	+3.20%	+5.77%*

*	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 14. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

Performance summaries
Delaware Extended Duration Bond Fund

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

				Institutional
Fund expense ratios	Class A	Class C	Class R	Class	Class R6
Total annual operating expenses
(without fee waivers)	0.99%	1.74%	1.24%	0.74%	0.65%
Net expenses (including fee
waivers, if any)	0.82%	1.57%	1.07%	0.57%	0.48%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1
For the period July 31, 2012 through July 31, 2022

	Starting value	Ending value
Delaware Extended Duration Bond Fund — Institutional Class shares	$10,000	$13,862
Bloomberg Long US Corporate Index	$10,000	$13,708
Delaware Extended Duration Bond Fund — Class A shares	$9,550	$12,907

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2012, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 14. Please note additional details on pages 12 through 16.

The graph also assumes $10,000 invested in the Bloomberg Long US Corporate Index as of July 31, 2012. The Bloomberg Long US Corporate Index is composed of US dollar-denominated, investment grade corporate bonds that are SEC-registered or 144A with registration rights, and issued by industrial, utility, and financial companies. All bonds in the index have at least 10 years to maturity.

The Bloomberg US Corporate Investment Grade Index, mentioned on page 2, is composed of US dollar-denominated, investment grade corporate bonds that are US Securities and Exchange Commission (SEC)-registered or 144A with registration rights, and issued by industrial, utility, and financial companies. All bonds in the index have at least one year to maturity.

The Bloomberg US Corporate High-Yield Index, mentioned on page 2, is composed of US dollar-denominated, non-investment-grade corporate bonds for which the middle rating

Performance summaries
Delaware Extended Duration Bond Fund

among Moody’s Investors Service, Inc., Fitch, Inc., and Standard & Poor’s is Ba1/BB+/BB+ or below.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEEAX	245908835
Class C	DEECX	245908819
Class R	DEERX	245908728
Institutional Class	DEEIX	245908793
Class R6	DEZRX	245908629

Disclosure of Fund expenses
For the six-month period from February 1, 2022 to July 31, 2022 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from February 1, 2022 to July 31, 2022.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds' expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses
For the six-month period from February 1, 2022 to July 31, 2022 (Unaudited)

Delaware Corporate Bond Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	2/1/22	7/31/22	Expense Ratio	2/1/22 to 7/31/22*
Actual Fund return†
Class A	$1,000.00	$904.40	0.82%	$3.87
Class C	1,000.00	901.00	1.57%	7.40
Class R	1,000.00	901.80	1.07%	5.05
Institutional Class	1,000.00	905.50	0.57%	2.69
Class R6	1,000.00	904.20	0.47%	2.22
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.73	0.82%	$4.11
Class C	1,000.00	1,017.01	1.57%	7.85
Class R	1,000.00	1,019.49	1.07%	5.36
Institutional Class	1,000.00	1,021.97	0.57%	2.86
Class R6	1,000.00	1,022.46	0.47%	2.36

Delaware Extended Duration Bond Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	2/1/22	7/31/22	Expense Ratio	2/1/22 to 7/31/22*
Actual Fund return†
Class A	$1,000.00	$851.40	0.82%	$3.76
Class C	1,000.00	849.60	1.57%	7.20
Class R	1,000.00	850.60	1.07%	4.91
Institutional Class	1,000.00	853.50	0.57%	2.62
Class R6	1,000.00	852.50	0.48%	2.20
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.73	0.82%	$4.11
Class C	1,000.00	1,017.01	1.57%	7.85
Class R	1,000.00	1,019.49	1.07%	5.36
Institutional Class	1,000.00	1,021.97	0.57%	2.86
Class R6	1,000.00	1,022.41	0.48%	2.41

*

“Expenses Paid During Period” are equal to the relevant Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds' expenses reflected on the previous page, each Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The tables on the previous page do not reflect the expenses of any Underlying Funds.

Security type / sector allocations
Delaware Corporate Bond Fund	As of July 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Convertible Bonds	0.39%
Corporate Bonds	88.94%
Banking	18.64%
Basic Industry	3.97%
Brokerage	1.34%
Capital Goods	5.83%
Communications	9.94%
Consumer Cyclical	3.77%
Consumer Non-Cyclical	5.88%
Electric	8.81%
Energy	7.82%
Finance Companies	3.33%
Insurance	5.28%
Natural Gas	0.77%
Real Estate Investment Trusts	2.54%
Technology	8.33%
Transportation	2.28%
Utilities	0.41%
Municipal Bonds	0.33%
Non-Agency Asset-Backed Securities	1.79%
Loan Agreements	2.52%
US Treasury Obligation	1.14%
Convertible Preferred Stock	0.25%
Short-Term Investments	4.80%
Total Value of Securities Before Options Written	100.16%
Options Written	0.00%
Liabilities Net of Receivables and Other Assets	(0.16%)
Total Net Assets	100.00%

Security type / sector allocations
Delaware Extended Duration Bond Fund	As of July 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Convertible Bond	0.15%
Corporate Bonds	93.16%
Banking	9.45%
Basic Industry	3.93%
Brokerage	0.93%
Capital Goods	4.85%
Communications	11.28%
Consumer Cyclical	4.25%
Consumer Non-Cyclical	7.64%
Electric	14.11%
Energy	11.95%
Finance Companies	1.84%
Insurance	10.87%
Natural Gas	4.21%
Real Estate Investment Trusts	0.92%
Technology	4.79%
Transportation	1.84%
Utilities	0.30%
Municipal Bonds	2.27%
Loan Agreements	0.64%
Convertible Preferred Stock	0.86%
Short-Term Investments	2.70%
Total Value of Securities Before Options Written	99.78%
Options Written	0.00%
Receivables and Other Assets Net of Liabilities	0.22%
Total Net Assets	100.00%

Schedules of investments
Delaware Corporate Bond Fund	July 31, 2022

	Principal
	amount°	Value (US $)
Convertible Bonds – 0.39%
Kaman 3.25% exercise price $65.26, maturity date
5/1/24	3,500,000	$3,335,938
Spirit Airlines 1.00% exercise price $49.07, maturity
date 5/15/26	1,790,000	1,619,055
Total Convertible Bonds (cost $5,106,654)		4,954,993

Corporate Bonds – 88.94%
Banking – 18.64%
Ally Financial
4.70% 5/15/26 µ, Ψ	3,525,000	2,981,533
5.75% 11/20/25	4,525,000	4,588,158
8.00% 11/1/31	1,840,000	2,083,682
Bank of America
2.482% 9/21/36 µ	11,720,000	9,483,941
2.676% 6/19/41 µ	1,795,000	1,359,151
4.948% 7/22/28 µ	3,090,000	3,181,005
5.015% 7/22/33 µ	1,865,000	1,946,565
6.125% 4/27/27 µ, Ψ	3,505,000	3,531,288
Bank of New York Mellon
4.596% 7/26/30 µ	7,560,000	7,807,700
4.70% 9/20/25 µ, Ψ	8,770,000	8,756,845
BPCE 144A 3.582% 10/19/42 #, µ	2,695,000	2,017,330
Fifth Third Bancorp 4.337% 4/25/33 µ	4,180,000	4,115,948
Goldman Sachs Group
1.542% 9/10/27 µ	10,839,000	9,705,456
2.383% 7/21/32 µ	10,220,000	8,628,784
Huntington National Bank 4.552% 5/17/28 µ	9,310,000	9,486,417
JPMorgan Chase & Co.
1.764% 11/19/31 µ	15,640,000	12,801,385
4.851% 7/25/28 µ	9,705,000	9,965,178
4.912% 7/25/33 µ	1,865,000	1,946,376
KeyBank 4.39% 12/14/27	1,445,000	1,469,244
KeyCorp 4.789% 6/1/33 µ	2,350,000	2,391,162
Morgan Stanley
1.928% 4/28/32 µ	11,065,000	9,123,221
2.484% 9/16/36 µ	14,899,000	12,064,577
NatWest Group 4.60% 6/28/31 µ, Ψ	4,175,000	3,303,728
PNC Bank 4.05% 7/26/28	3,665,000	3,625,441
PNC Financial Services Group 6.00% 5/15/27 µ, Ψ	3,675,000	3,707,156
Popular 6.125% 9/14/23	5,020,000	5,070,150

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
State Street
1.684% 11/18/27 µ	4,165,000	$3,810,544
2.203% 2/7/28 µ	3,630,000	3,381,664
4.421% 5/13/33 µ	2,125,000	2,178,860
SVB Financial Group
2.10% 5/15/28	5,155,000	4,490,279
4.00% 5/15/26 µ, ψ	4,072,000	3,306,060
4.57% 4/29/33 µ	3,810,000	3,695,839
Toronto-Dominion Bank 4.108% 6/8/27	9,770,000	9,890,965
Truist Bank 2.636% 9/17/29 µ	10,460,000	9,982,100
Truist Financial
4.916% 7/28/33 µ	5,721,000	5,776,410
4.95% 9/1/25 µ, ψ	8,635,000	8,747,255
UBS 7.625% 8/17/22	4,145,000	4,149,965
UBS Group 144A 4.375% 2/10/31 #, µ, ψ	4,390,000	3,539,438
US Bancorp
2.491% 11/3/36 µ	3,030,000	2,557,020
2.677% 1/27/33 µ	2,230,000	1,998,368
4.548% 7/22/28 µ	14,185,000	14,563,288
Wells Fargo & Co.
4.611% 4/25/53 µ	3,260,000	3,197,445
4.808% 7/25/28 µ	8,190,000	8,385,511
		238,792,432
Basic Industry – 3.97%
Celanese US Holdings
6.05% 3/15/25	5,245,000	5,291,412
6.165% 7/15/27	1,215,000	1,234,618
Georgia-Pacific 8.00% 1/15/24	4,345,000	4,630,098
Graphic Packaging International 144A 3.50% 3/1/29 #	3,155,000	2,847,928
Newmont
2.25% 10/1/30	3,210,000	2,742,335
2.60% 7/15/32	2,570,000	2,195,643
2.80% 10/1/29	9,845,000	8,909,545
Sherwin-Williams 2.90% 3/15/52	11,730,000	8,220,997
Steel Dynamics 1.65% 10/15/27	2,520,000	2,208,507
Suzano Austria 3.125% 1/15/32	7,100,000	5,779,507
Westlake 3.125% 8/15/51	9,465,000	6,809,349
		50,869,939

Schedules of investments
Delaware Corporate Bond Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Brokerage – 1.34%
Blackstone Holdings Finance 144A 1.625% 8/5/28 #	2,865,000	$2,491,597
Charles Schwab 5.375% 6/1/25 µ, ψ	4,195,000	4,280,578
Jefferies Group
2.625% 10/15/31	10,260,000	8,287,362
6.50% 1/20/43	2,090,000	2,119,056
		17,178,593
Capital Goods – 5.83%
Amphenol 2.20% 9/15/31	3,585,000	3,050,424
Ardagh Metal Packaging Finance USA 144A 4.00%
9/1/29 #	3,515,000	3,030,598
Ashtead Capital
144A 1.50% 8/12/26 #	6,880,000	6,056,824
144A 2.45% 8/12/31 #	4,995,000	4,014,861
Boeing 3.75% 2/1/50	9,770,000	7,417,531
Lockheed Martin
3.90% 6/15/32	3,205,000	3,307,256
4.15% 6/15/53	2,390,000	2,347,072
Madison IAQ 144A 4.125% 6/30/28 #	1,880,000	1,666,253
Pactiv Evergreen Group Issuer 144A 4.00% 10/15/27 #	3,385,000	2,986,958
Parker-Hannifin 4.25% 9/15/27	10,885,000	11,131,838
Republic Services 2.375% 3/15/33	12,537,000	10,753,231
Teledyne Technologies 2.25% 4/1/28	13,780,000	12,218,740
Waste Connections 2.95% 1/15/52	2,315,000	1,767,310
Weir Group 144A 2.20% 5/13/26 #	5,605,000	4,966,885
		74,715,781
Communications – 9.94%
Altice France
144A 5.125% 1/15/29 #	3,720,000	3,156,067
144A 5.50% 10/15/29 #	3,395,000	2,923,944
AMC Networks
4.25% 2/15/29	600,000	529,193
4.75% 8/1/25	3,325,000	3,195,807
AT&T
3.50% 9/15/53	16,340,000	12,937,437
4.50% 5/15/35	3,270,000	3,249,574
CCO Holdings
144A 4.50% 6/1/33 #	945,000	800,845
144A 4.75% 2/1/32 #	3,870,000	3,426,982
Cellnex Finance 144A 3.875% 7/7/41 #	3,267,000	2,332,780
Charter Communications Operating 3.85% 4/1/61	9,585,000	6,566,019

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Comcast 3.20% 7/15/36	12,674,000	$11,330,254
CSC Holdings 144A 4.50% 11/15/31 #	5,855,000	4,991,124
Directv Financing 144A 5.875% 8/15/27 #	3,965,000	3,700,753
Discovery Communications 4.00% 9/15/55	7,970,000	5,803,039
Magallanes 144A 5.141% 3/15/52 #	7,660,000	6,755,505
Netflix 4.875% 4/15/28	2,970,000	2,954,467
Rogers Communications 144A 4.55% 3/15/52 #	1,235,000	1,159,242
Sprint Spectrum 144A 4.738% 9/20/29 #	2,884,069	2,899,651
Time Warner Cable 7.30% 7/1/38	2,930,000	3,175,568
Time Warner Entertainment 8.375% 3/15/23	6,100,000	6,269,154
T-Mobile USA
3.00% 2/15/41	5,100,000	3,971,462
3.375% 4/15/29	13,605,000	12,723,804
Verizon Communications
2.875% 11/20/50	4,285,000	3,174,383
4.50% 8/10/33	10,110,000	10,301,228
Virgin Media Secured Finance 144A 5.50% 5/15/29 #	7,158,000	6,813,306
VZ Secured Financing 144A 5.00% 1/15/32 #	2,540,000	2,268,995
		127,410,583
Consumer Cyclical – 3.77%
ADT Security 144A 4.875% 7/15/32 #	3,663,000	3,249,795
Amazon.com 2.50% 6/3/50	15,385,000	11,578,942
Aptiv 3.10% 12/1/51	15,996,000	10,665,035
General Motors 5.60% 10/15/32	1,585,000	1,584,458
General Motors Financial 5.70% 9/30/30 µ, ψ	2,922,000	2,779,553
Levi Strauss & Co. 144A 3.50% 3/1/31 #	2,866,000	2,594,475
Lowe's 2.80% 9/15/41	3,855,000	2,953,571
Prime Security Services Borrower 144A 3.375%
8/31/27 #	952,000	870,528
VICI Properties 4.95% 2/15/30	8,305,000	8,144,929
Volkswagen Group of America Finance 144A 4.35%
6/8/27 #	3,845,000	3,826,897
		48,248,183
Consumer Non-Cyclical – 5.88%
Amgen 3.00% 1/15/52	2,970,000	2,246,660
Baxter International
2.539% 2/1/32	3,645,000	3,167,294
3.132% 12/1/51	6,660,000	5,074,834
Bimbo Bakeries USA 144A 4.00% 5/17/51 #	3,540,000	2,946,295
Bunge Finance 2.75% 5/14/31	7,475,000	6,453,340

Schedules of investments
Delaware Corporate Bond Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
CVS Health 2.70% 8/21/40	12,941,000	$9,873,914
JBS USA LUX 144A 3.00% 2/2/29 #	3,287,000	2,833,614
Keurig Dr Pepper 3.95% 4/15/29	3,425,000	3,403,391
Merck & Co. 2.75% 12/10/51	4,532,000	3,528,361
PepsiCo 3.90% 7/18/32	3,385,000	3,502,577
Perrigo Finance Unlimited 4.375% 3/15/26	7,415,000	7,306,037
Royalty Pharma 3.35% 9/2/51	12,513,000	8,910,606
Sodexo
144A 1.634% 4/16/26 #	5,520,000	5,082,041
144A 2.718% 4/16/31 #	2,290,000	2,005,674
Tenet Healthcare 144A 4.25% 6/1/29 #	3,575,000	3,332,258
US Foods 144A 4.75% 2/15/29 #	3,265,000	3,054,653
Viatris 4.00% 6/22/50	3,778,000	2,623,404
		75,344,953
Electric – 8.81%
Appalachian Power 4.50% 8/1/32	2,415,000	2,433,362
Berkshire Hathaway Energy 2.85% 5/15/51	5,078,000	3,851,582
Commonwealth Edison 2.75% 9/1/51	5,025,000	3,783,905
Duke Energy Carolinas 3.95% 11/15/28	6,187,000	6,296,496
Enel Finance International 144A 4.25% 6/15/25 #	7,357,000	7,307,687
Entergy Texas 3.55% 9/30/49	2,695,000	2,251,605
Fells Point Funding Trust 144A 3.046% 1/31/27 #	4,685,000	4,415,477
IPALCO Enterprises 4.25% 5/1/30	3,220,000	3,070,777
Liberty Utilities Finance GP 1 144A 2.05% 9/15/30 #	3,000,000	2,556,679
NextEra Energy Capital Holdings
3.00% 1/15/52	5,850,000	4,419,641
5.00% 7/15/32	5,470,000	5,850,499
NRG Energy
144A 2.45% 12/2/27 #	2,470,000	2,179,669
144A 3.375% 2/15/29 #	1,051,000	907,859
Oglethorpe Power
3.75% 8/1/50	5,235,000	4,266,923
144A 4.50% 4/1/47 #	5,500,000	4,931,633
Pacific Gas and Electric
3.30% 8/1/40	1,125,000	823,091
3.50% 8/1/50	1,690,000	1,197,552
4.60% 6/15/43	4,405,000	3,492,249
4.95% 7/1/50	3,615,000	3,000,776
PacifiCorp 2.90% 6/15/52	13,799,000	10,615,231
Public Service Co. of Colorado 4.10% 6/1/32	6,405,000	6,609,651

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Public Service Co. of Oklahoma 3.15% 8/15/51	4,285,000	$3,278,146
San Diego Gas & Electric 3.32% 4/15/50	2,270,000	1,853,532
Southern California Edison
3.45% 2/1/52	1,680,000	1,326,416
4.125% 3/1/48	3,090,000	2,680,104
4.875% 3/1/49	1,865,000	1,767,037
6.00% 1/15/34	1,415,000	1,566,727
Southwestern Electric Power 3.25% 11/1/51	4,281,000	3,296,731
Vistra Operations
144A 3.55% 7/15/24 #	4,381,000	4,248,242
144A 5.125% 5/13/25 #	2,360,000	2,362,537
Xcel Energy 4.60% 6/1/32	6,075,000	6,303,277
		112,945,093
Energy – 7.82%
BP Capital Markets 4.875% 3/22/30 µ, ψ	8,805,000	8,032,292
BP Capital Markets America 2.939% 6/4/51	2,260,000	1,708,733
Cheniere Corpus Christi Holdings 7.00% 6/30/24	6,760,000	7,014,181
ConocoPhillips 3.80% 3/15/52	5,860,000	5,266,036
Continental Resources
144A 2.875% 4/1/32 #	3,721,000	3,042,029
4.375% 1/15/28	2,809,000	2,710,750
Diamondback Energy
3.125% 3/24/31	4,840,000	4,384,175
4.25% 3/15/52	2,125,000	1,828,501
Enbridge
1.60% 10/4/26	3,180,000	2,905,780
5.75% 7/15/80 µ	4,710,000	4,448,124
Energy Transfer
6.25% 4/15/49	3,410,000	3,416,842
6.50% 11/15/26 µ, ψ	9,654,000	8,785,140
Enterprise Products Operating 3.30% 2/15/53	8,920,000	6,973,734
EQM Midstream Partners 144A 4.75% 1/15/31 #	3,775,000	3,419,489
Galaxy Pipeline Assets Bidco 144A 2.94% 9/30/40 #	4,181,006	3,523,921
Kinder Morgan 5.45% 8/1/52	6,365,000	6,390,043
NuStar Logistics 5.625% 4/28/27	4,294,000	4,114,446
ONEOK 7.50% 9/1/23	6,625,000	6,823,266
Targa Resources Partners
4.00% 1/15/32	2,880,000	2,573,971
4.875% 2/1/31	3,225,000	3,035,800
5.00% 1/15/28	2,810,000	2,763,888

Schedules of investments
Delaware Corporate Bond Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Valero Energy 3.65% 12/1/51	8,850,000	$7,045,950
		100,207,091
Finance Companies – 3.33%
AerCap Ireland Capital DAC
3.00% 10/29/28	5,966,000	5,238,597
3.40% 10/29/33	6,712,000	5,545,806
Air Lease
2.875% 1/15/32	3,880,000	3,200,738
4.125% 12/15/26 µ, ψ	4,080,000	3,050,451
Aviation Capital Group
144A 1.95% 1/30/26 #	7,894,000	6,908,770
144A 5.50% 12/15/24 #	8,565,000	8,505,609
Avolon Holdings Funding 144A 2.75% 2/21/28 #	9,935,000	8,226,085
DAE Sukuk DIFC 144A 3.75% 2/15/26 #	2,140,000	2,033,663
		42,709,719
Insurance – 5.28%
Aon 2.90% 8/23/51	7,710,000	5,638,611
Athene Global Funding 144A 1.985% 8/19/28 #	4,980,000	4,222,768
Athene Holding
3.45% 5/15/52	3,215,000	2,261,576
3.95% 5/25/51	5,365,000	4,043,517
Berkshire Hathaway Finance 3.85% 3/15/52	9,335,000	8,479,633
Brighthouse Financial
3.85% 12/22/51	2,395,000	1,668,992
4.70% 6/22/47	9,863,000	8,052,181
Global Atlantic 144A 4.70% 10/15/51 #, µ	5,070,000	4,206,781
Hartford Financial Services Group 2.90% 9/15/51	3,625,000	2,618,624
Humana 1.35% 2/3/27	4,087,000	3,672,337
Jackson Financial
144A 3.125% 11/23/31 #	3,140,000	2,554,414
144A 4.00% 11/23/51 #	135,000	95,554
Prudential Financial 3.70% 10/1/50 µ	7,005,000	6,141,660
UnitedHealth Group 4.00% 5/15/29	13,655,000	14,021,388
		67,678,036
Natural Gas – 0.77%
Atmos Energy 2.85% 2/15/52	473,000	359,718

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Natural Gas (continued)
Sempra Energy
4.125% 4/1/52 µ	2,775,000	$2,349,082
4.875% 10/15/25 µ, Ψ	7,360,000	7,153,326
		9,862,126
Real Estate Investment Trusts – 2.54%
American Homes 4 Rent 3.625% 4/15/32	4,840,000	4,395,828
Corporate Office Properties 2.75% 4/15/31	5,520,000	4,516,183
Crown Castle
1.05% 7/15/26	5,500,000	4,897,105
2.10% 4/1/31	4,563,000	3,806,745
Extra Space Storage 2.35% 3/15/32	9,040,000	7,341,766
Global Net Lease 144A 3.75% 12/15/27 #	3,160,000	2,773,376
MPT Operating Partnership 3.50% 3/15/31	3,180,000	2,744,658
Public Storage 1.85% 5/1/28	2,240,000	2,012,031
		32,487,692
Technology – 8.33%
Alphabet 2.05% 8/15/50	10,280,000	7,352,205
Autodesk 2.40% 12/15/31	7,435,000	6,371,859
Broadcom 144A 3.469% 4/15/34 #	9,922,000	8,503,074
Broadridge Financial Solutions 2.60% 5/1/31	8,112,000	7,066,119
CDW 3.276% 12/1/28	11,570,000	10,191,911
Clarivate Science Holdings 144A 3.875% 7/1/28 #	3,763,000	3,432,872
CoStar Group 144A 2.80% 7/15/30 #	4,235,000	3,587,392
Entegris Escrow
144A 4.75% 4/15/29 #	3,650,000	3,522,250
144A 5.95% 6/15/30 #	3,680,000	3,657,221
Fidelity National Information Services 4.70% 7/15/27	1,505,000	1,540,281
Global Payments
2.15% 1/15/27	2,335,000	2,118,312
2.90% 11/15/31	6,595,000	5,555,191
KLA 4.95% 7/15/52	4,345,000	4,683,326
Marvell Technology
1.65% 4/15/26	4,460,000	4,094,861
2.45% 4/15/28	2,820,000	2,517,671
NCR 144A 5.125% 4/15/29 #	3,525,000	3,392,002
NXP
3.125% 2/15/42	2,940,000	2,221,094
4.40% 6/1/27	2,010,000	2,017,167
5.55% 12/1/28	3,750,000	3,899,902

Schedules of investments
Delaware Corporate Bond Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Technology (continued)
PayPal Holdings
3.90% 6/1/27	9,490,000	$9,679,638
4.40% 6/1/32	2,475,000	2,569,539
Sensata Technologies 144A 3.75% 2/15/31 #	4,715,000	4,103,276
Workday
3.50% 4/1/27	590,000	579,663
3.70% 4/1/29	915,000	883,529
3.80% 4/1/32	3,285,000	3,137,656
		106,678,011
Transportation – 2.28%
Burlington Northern Santa Fe 2.875% 6/15/52	5,602,000	4,438,291
DAE Funding
144A 1.55% 8/1/24 #	2,260,000	2,117,278
144A 3.375% 3/20/28 #	1,105,000	976,197
Delta Air Lines 144A 7.00% 5/1/25 #	4,097,000	4,283,800
Mileage Plus Holdings 144A 6.50% 6/20/27 #	5,115,000	5,174,053
Penske Truck Leasing 144A 4.40% 7/1/27 #	8,115,000	8,124,524
Seaspan 144A 5.50% 8/1/29 #	3,050,000	2,394,616
United Airlines 2019-1 Class AA Pass Through Trust
Series 2019-1 AA 4.15% 2/25/33 ◆	1,767,857	1,675,812
		29,184,571
Utilities – 0.41%
American Water Capital 4.45% 6/1/32	5,080,000	5,256,236
		5,256,236
Total Corporate Bonds (cost $1,253,533,411)		1,139,569,039

Municipal Bonds – 0.33%
Commonwealth of Puerto Rico
(Restructured)
Series A-1 2.993% 7/1/24^	60,624	56,412
Series A-1 4.00% 7/1/33	182,199	174,860
Series A-1 4.00% 7/1/35	132,326	125,273
Series A-1 4.00% 7/1/37	140,560	131,670
Series A-1 4.364% 7/1/33^	234,472	139,736
Series A-1 5.625% 7/1/29	153,227	169,593
GDB Debt Recovery Authority of Puerto Rico (Taxable)
7.50% 8/20/40	3,821,632	3,391,698
Total Municipal Bonds (cost $4,470,723)		4,189,242

	Principal
	amount°	Value (US $)
Non-Agency Asset-Backed Securities – 1.79%
Enterprise Fleet Financing
Series 2022-2 A2 144A 4.65% 5/21/29 #	6,100,000	$6,166,487
Ford Credit Floorplan Master Owner Trust
Series 2019-2 A 3.06% 4/15/26	5,550,000	5,487,610
Toyota Auto Loan Extended Note Trust
Series 2022-1A A 144A 3.82% 4/25/35 #	6,100,000	6,138,582
Volkswagen Auto Lease Trust
Series 2022-A A3 3.44% 7/21/25	5,200,000	5,195,407
Total Non-Agency Asset-Backed Securities (cost $22,916,456)		22,988,086

Loan Agreements – 2.52%
AmWINS Group 4.622% (LIBOR01M + 2.25%)
2/19/28 ●	2,846,667	2,766,072
Applied Systems 1st Lien 5.25% (LIBOR03M + 3.00%)
9/19/24 ●	2,925,158	2,879,713
Gates Global Tranche B-3 4.872% (LIBOR01M +
2.50%) 3/31/27 ●	2,964,850	2,865,898
Horizon Therapeutics USA Tranche B-2 4.063%
(LIBOR01M + 1.75%) 3/15/28 ●	2,853,875	2,811,957
Informatica 5.125% (LIBOR01M + 2.75%) 10/27/28 ●	2,992,500	2,920,180
Prime Security Services Borrower Tranche B-1 4.46%
(LIBOR01M + 2.75%) 9/23/26 ●	2,972,375	2,895,147
RealPage 1st Lien 5.372% (LIBOR01M + 3.00%)
4/24/28 ●	3,007,275	2,901,082
Reynolds Group Holdings Tranche B-2 5.622%
(LIBOR01M + 3.25%) 2/5/26 ●	2,969,779	2,888,853
Standard Industries 3.788% (LIBOR03M + 2.50%)
9/22/28 ●	9,578,483	9,431,061
Total Loan Agreements (cost $33,006,039)		32,359,963

US Treasury Obligation – 1.14%
US Treasury Notes
2.875% 5/15/25	14,595,000	14,555,662
Total US Treasury Obligation (cost $14,488,098)		14,555,662

Schedules of investments
Delaware Corporate Bond Fund

	Number of
	shares	Value (US $)
Convertible Preferred Stock – 0.25%
El Paso Energy Capital Trust I 4.75% exercise price
$34.49, maturity date 3/31/28	22,731	$1,040,853
Lyondellbasell Advanced Polymers 6.00% exercise
price $52.33 ω	2,808	2,232,360
Total Convertible Preferred Stock (cost $4,053,106)		3,273,213

Short-Term Investments – 4.80%
Money Market Mutual Funds – 4.80%
BlackRock Liquidity FedFund – Institutional Shares
(seven-day effective yield 1.73%)	15,377,423	15,377,423
Fidelity Investments Money Market Government
Portfolio – Class I (seven-day effective yield 1.49%)	15,377,423	15,377,423
GS Financial Square Government Fund – Institutional
Shares (seven-day effective yield 1.73%)	15,377,423	15,377,423
Morgan Stanley Institutional Liquidity Funds
Government Portfolio – Institutional Class
(seven-day effective yield 1.60%)	15,377,424	15,377,424
Total Short-Term Investments (cost $61,509,693)		61,509,693
Total Value of Securities Before
Options Written–100.16%
(cost $1,399,084,180)		1,283,399,891

	Notional
	amount
Options Written – (0.00%)
Put Swaptions – (0.00%)
CDX.NA.IG 38 5 yr, strike price $130.00 expiration date
8/17/22 (MS)	(2,800,000)	(258)
Total Options Written (premium received $4,130)		$(258)

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2022. Rate will reset at a future date.
Ψ	Perpetual security. Maturity date represents next call date.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2022, the aggregate value of Rule 144A securities was $248,639,962, which represents 19.40% of the Fund's net assets. See Note 11 in “Notes to financial statements."

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

ω	Perpetual security with no stated maturity date.

Summary of abbreviations:
CDX.NA.IG – Credit Default Swap Index North America Investment Grade
DAC – Designated Activity Company
DIFC – Dubai International Financial Centre
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London Interbank Offered Rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
MS – Morgan Stanley
USD – US Dollar
yr – Year

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Extended Duration Bond Fund	July 31, 2022

	Principal
	amount°	Value (US $)
Convertible Bond – 0.15%
Spirit Airlines 1.00% exercise price $49.07, maturity
date 5/15/26	680,000	$615,060
Total Convertible Bond (cost $590,862)		615,060

Corporate Bonds – 93.16%
Banking – 9.45%
Ally Financial
4.70% 5/15/26 µ, Ψ	1,635,000	1,382,924
8.00% 11/1/31	595,000	673,799
Bank of America
2.676% 6/19/41 µ	7,570,000	5,731,909
6.125% 4/27/27 µ, Ψ	1,205,000	1,214,037
Bank of New York Mellon 4.70% 9/20/25 µ, Ψ	2,600,000	2,596,100
BPCE 144A 3.582% 10/19/42 #, µ	1,080,000	808,429
Credit Agricole 144A 2.811% 1/11/41 #	2,410,000	1,713,335
Credit Suisse Group 144A 5.25% 2/11/27 #, µ, Ψ	1,305,000	1,079,888
JPMorgan Chase & Co.
3.109% 4/22/51 µ	3,000,000	2,298,044
3.328% 4/22/52 µ	5,105,000	4,083,821
Morgan Stanley
2.484% 9/16/36 µ	1,510,000	1,222,734
2.802% 1/25/52 µ	7,065,000	5,130,293
NatWest Group 4.60% 6/28/31 µ, Ψ	1,625,000	1,285,882
PNC Financial Services Group 6.00% 5/15/27 µ, Ψ	690,000	696,038
SVB Financial Group 4.00% 5/15/26 µ, Ψ	1,325,000	1,075,769
Truist Financial 4.95% 9/1/25 µ, Ψ	3,440,000	3,484,720
UBS 7.625% 8/17/22	720,000	720,862
UBS Group 144A 4.375% 2/10/31 #, µ, Ψ	1,640,000	1,322,250
Wells Fargo & Co. 4.611% 4/25/53 µ	3,340,000	3,275,909
		39,796,743
Basic Industry – 3.93%
Graphic Packaging International 144A 3.50% 3/1/29 #	1,265,000	1,141,879
Packaging Corp. of America
3.05% 10/1/51	2,915,000	2,187,579
4.05% 12/15/49	2,200,000	1,916,528
Sherwin-Williams 2.90% 3/15/52	5,230,000	3,665,458
Steel Dynamics 3.25% 10/15/50	4,335,000	3,063,541
Westlake 3.125% 8/15/51	6,390,000	4,597,120
		16,572,105

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Brokerage – 0.93%
Charles Schwab 5.375% 6/1/25 µ, ψ	1,855,000	$1,892,842
Jefferies Group 6.50% 1/20/43	1,985,000	2,012,596
		3,905,438
Capital Goods – 4.85%
Ardagh Metal Packaging Finance USA 144A 4.00%
9/1/29 #	1,285,000	1,107,914
Boeing 3.75% 2/1/50	4,055,000	3,078,617
Emerson Electric 2.80% 12/21/51	3,220,000	2,488,683
Lockheed Martin 4.15% 6/15/53	875,000	859,284
Masco 3.125% 2/15/51	7,435,000	5,260,813
Pactiv Evergreen Group Issuer 144A 4.00% 10/15/27 #	1,315,000	1,160,369
Rockwell Automation 2.80% 8/15/61	1,585,000	1,092,329
Waste Connections 2.95% 1/15/52	7,030,000	5,366,821
		20,414,830
Communications – 11.28%
Altice France
144A 5.125% 1/15/29 #	1,425,000	1,208,977
144A 5.50% 10/15/29 #	1,360,000	1,171,300
AMC Networks 4.25% 2/15/29	2,000,000	1,763,975
AT&T
3.50% 9/15/53	9,580,000	7,585,107
4.50% 5/15/35	540,000	536,627
CCO Holdings 144A 4.75% 2/1/32 #	1,460,000	1,292,866
Cellnex Finance 144A 3.875% 7/7/41 #	1,221,000	871,847
Charter Communications Operating 3.85% 4/1/61	3,670,000	2,514,063
Comcast
2.80% 1/15/51	2,830,000	2,107,688
3.20% 7/15/36	1,575,000	1,408,013
CSC Holdings 144A 4.50% 11/15/31 #	2,230,000	1,900,975
Directv Financing 144A 5.875% 8/15/27 #	1,400,000	1,306,697
Discovery Communications 4.00% 9/15/55	5,873,000	4,276,192
Magallanes 144A 5.141% 3/15/52 #	1,925,000	1,697,695
Rogers Communications 144A 4.55% 3/15/52 #	460,000	431,783
Time Warner Cable 7.30% 7/1/38	2,360,000	2,557,795
T-Mobile USA 3.00% 2/15/41	8,460,000	6,587,955
Verizon Communications
2.875% 11/20/50	1,230,000	911,200
3.55% 3/22/51	5,015,000	4,213,885
Virgin Media Secured Finance 144A 5.50% 5/15/29 #	2,460,000	2,341,539

Schedules of investments
Delaware Extended Duration Bond Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
VZ Secured Financing 144A 5.00% 1/15/32 #	955,000	$853,106
		47,539,285
Consumer Cyclical – 4.25%
ADT Security 144A 4.875% 7/15/32 #	1,365,000	1,211,021
Amazon.com 2.50% 6/3/50	5,715,000	4,301,180
Aptiv 3.10% 12/1/51	7,649,000	5,099,828
General Motors 6.25% 10/2/43	1,070,000	1,055,263
General Motors Financial 5.70% 9/30/30 µ, ψ	1,550,000	1,474,438
Levi Strauss & Co. 144A 3.50% 3/1/31 #	305,000	276,104
Lowe's 2.80% 9/15/41	5,360,000	4,106,651
Prime Security Services Borrower 144A 3.375%
8/31/27 #	426,000	389,543
		17,914,028
Consumer Non-Cyclical – 7.64%
Amgen 3.00% 1/15/52	1,650,000	1,248,145
Baxter International 3.132% 12/1/51	6,225,000	4,743,370
Bimbo Bakeries USA 144A 4.00% 5/17/51 #	1,385,000	1,152,717
CVS Health 2.70% 8/21/40	4,166,000	3,178,636
JBS USA LUX 144A 4.375% 2/2/52 #	2,580,000	1,960,645
Merck & Co. 2.75% 12/10/51	2,215,000	1,724,475
Regeneron Pharmaceuticals 2.80% 9/15/50	6,003,000	4,323,095
Royalty Pharma 3.35% 9/2/51	7,591,000	5,405,611
Takeda Pharmaceutical 3.175% 7/9/50	4,290,000	3,374,064
Tenet Healthcare 144A 4.25% 6/1/29 #	1,345,000	1,253,674
US Foods 144A 4.75% 2/15/29 #	2,000,000	1,871,150
Viatris 4.00% 6/22/50	2,819,000	1,957,485
		32,193,067
Electric – 14.11%
Arizona Public Service
4.20% 8/15/48	2,720,000	2,410,607
4.25% 3/1/49	2,324,000	2,070,786
Baltimore Gas and Electric 4.55% 6/1/52	3,220,000	3,287,686
Berkshire Hathaway Energy
2.85% 5/15/51	1,048,000	794,891
144A 4.60% 5/1/53 #	3,170,000	3,197,264
Commonwealth Edison 2.75% 9/1/51	4,745,000	3,573,061
Entergy Arkansas 3.35% 6/15/52	1,880,000	1,546,822
Evergy Kansas Central 3.25% 9/1/49	1,117,000	901,556
Florida Power & Light Co. 2.875% 12/4/51	1,820,000	1,443,283
NextEra Energy Capital Holdings 3.00% 1/15/52	5,875,000	4,438,528

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Oglethorpe Power
3.75% 8/1/50	3,190,000	$2,600,093
144A 4.50% 4/1/47 #	2,075,000	1,860,570
5.05% 10/1/48	2,580,000	2,450,204
Pacific Gas and Electric
3.30% 8/1/40	1,105,000	808,459
4.60% 6/15/43	5,775,000	4,578,374
4.95% 7/1/50	1,620,000	1,344,746
PacifiCorp 2.90% 6/15/52	6,055,000	4,657,963
Public Service Co. of Oklahoma 3.15% 8/15/51	1,680,000	1,285,247
San Diego Gas & Electric 3.32% 4/15/50	1,195,000	975,758
Southern California Edison
3.45% 2/1/52	1,700,000	1,342,207
3.65% 2/1/50	1,125,000	899,207
4.125% 3/1/48	5,220,000	4,527,554
Southwestern Electric Power 3.25% 11/1/51	3,535,000	2,722,248
Tampa Electric 3.45% 3/15/51	4,087,000	3,402,322
Union Electric 3.90% 4/1/52	490,000	456,260
Virginia Electric and Power 2.95% 11/15/51	2,420,000	1,893,607
		59,469,303
Energy – 11.95%
BP Capital Markets 4.875% 3/22/30 µ, ψ	2,400,000	2,189,381
BP Capital Markets America 2.939% 6/4/51	6,320,000	4,778,405
ConocoPhillips 3.80% 3/15/52	1,980,000	1,779,309
Diamondback Energy
4.25% 3/15/52	1,485,000	1,277,800
4.40% 3/24/51	4,530,000	4,064,918
Enbridge 5.75% 7/15/80 µ	1,840,000	1,737,696
Energy Transfer
6.25% 4/15/49	780,000	781,565
6.50% 11/15/26 µ, ψ	2,197,000	1,999,270
Enterprise Products Operating
3.20% 2/15/52	3,648,000	2,774,224
3.30% 2/15/53	4,175,000	3,264,051
EQM Midstream Partners 144A 4.75% 1/15/31 #	1,450,000	1,313,446
Galaxy Pipeline Assets Bidco 144A 2.94% 9/30/40 #	1,542,698	1,300,248
Kinder Morgan
3.25% 8/1/50	5,860,000	4,272,870
5.45% 8/1/52	1,405,000	1,410,528

Schedules of investments
Delaware Extended Duration Bond Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
MPLX 4.95% 3/14/52	2,285,000	$2,097,482
Northern Natural Gas 144A 3.40% 10/16/51 #	1,080,000	834,966
NuStar Logistics
5.625% 4/28/27	305,000	292,246
6.375% 10/1/30	2,000,000	1,846,592
Shell International Finance 3.00% 11/26/51	6,620,000	5,320,076
Valero Energy 3.65% 12/1/51	3,585,000	2,854,207
Williams 3.50% 10/15/51	5,285,000	4,165,053
		50,354,333
Finance Companies – 1.84%
AerCap Holdings 5.875% 10/10/79 µ	260,000	231,130
AerCap Ireland Capital DAC 3.85% 10/29/41	7,405,000	5,629,748
Air Lease 4.125% 12/15/26 µ, ψ	1,470,000	1,099,060
DAE Sukuk DIFC 144A 3.75% 2/15/26 #	830,000	788,757
		7,748,695
Insurance – 10.87%
Aon 2.90% 8/23/51	5,800,000	4,241,756
Arthur J Gallagher & Co. 3.50% 5/20/51	4,805,000	3,814,123
Athene Holding
3.45% 5/15/52	1,215,000	854,686
3.95% 5/25/51	1,600,000	1,205,895
Berkshire Hathaway Finance 3.85% 3/15/52	5,835,000	5,300,338
Brighthouse Financial
3.85% 12/22/51	975,000	679,444
4.70% 6/22/47	4,911,000	4,009,354
Chubb INA Holdings 2.85% 12/15/51	2,255,000	1,715,424
Elevance Health 4.55% 5/15/52	3,270,000	3,273,600
Global Atlantic 144A 4.70% 10/15/51 #, µ	1,980,000	1,642,885
Hartford Financial Services Group 2.90% 9/15/51	6,120,000	4,420,960
High Street Funding Trust II 144A 4.682% 2/15/48 #	3,660,000	3,471,273
Jackson Financial 144A 4.00% 11/23/51 #	1,031,000	729,747
MetLife 5.00% 7/15/52	4,400,000	4,699,556
Nationwide Mutual Insurance 144A 4.95% 4/22/44 #	3,141,000	2,955,740
Old Republic International 3.85% 6/11/51	1,565,000	1,239,027
Pacific Life Insurance 144A 4.30% 10/24/67 #, µ	1,789,000	1,568,416
		45,822,224
Natural Gas – 4.21%
Atmos Energy 2.85% 2/15/52	2,825,000	2,148,422
Brooklyn Union Gas 144A 4.273% 3/15/48 #	689,000	574,315
Piedmont Natural Gas 3.64% 11/1/46	3,035,000	2,490,823

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Natural Gas (continued)
Sempra Energy
4.125% 4/1/52 µ	510,000	$431,723
4.875% 10/15/25 µ, ψ	1,485,000	1,443,300
Southern California Gas 4.30% 1/15/49	4,500,000	4,207,137
Southwest Gas
3.80% 9/29/46	2,150,000	1,683,191
4.15% 6/1/49	2,430,000	2,017,265
Spire Missouri 3.30% 6/1/51	3,440,000	2,743,725
		17,739,901
Real Estate Investment Trusts – 0.92%
Crown Castle 2.90% 4/1/41	5,115,000	3,882,807
		3,882,807
Technology – 4.79%
Alphabet 2.05% 8/15/50	8,405,000	6,011,214
Analog Devices 2.95% 10/1/51	4,350,000	3,516,960
Apple 2.70% 8/5/51	1,335,000	1,050,116
Broadcom 144A 3.137% 11/15/35 #	3,330,000	2,680,696
Entegris Escrow 144A 5.95% 6/15/30 #	1,300,000	1,291,953
KLA 4.95% 7/15/52	1,580,000	1,703,028
NCR 144A 5.125% 4/15/29 #	1,255,000	1,207,649
NXP
3.125% 2/15/42	1,195,000	902,792
3.25% 11/30/51	2,535,000	1,820,192
		20,184,600
Transportation – 1.84%
Burlington Northern Santa Fe
2.875% 6/15/52	1,690,000	1,338,935
4.45% 1/15/53	1,420,000	1,452,459
Canadian Pacific Railway 3.10% 12/2/51	2,675,000	2,111,477
DAE Funding 144A 3.375% 3/20/28 #	415,000	366,626
Mileage Plus Holdings 144A 6.50% 6/20/27 #	1,550,000	1,567,895
Seaspan 144A 5.50% 8/1/29 #	1,175,000	922,516
		7,759,908
Utilities – 0.30%
Essential Utilities 4.276% 5/1/49	1,381,000	1,251,400
		1,251,400
Total Corporate Bonds (cost $467,416,899)		392,548,667

Schedules of investments
Delaware Extended Duration Bond Fund

	Principal
	amount°	Value (US $)
Municipal Bonds – 2.27%
Commonwealth of Puerto Rico
(Restructured)
Series A 2.993% 7/1/24^	22,980	$21,383
Series A 4.364% 7/1/33^	88,880	52,969
Series A-1 4.00% 7/1/33	69,065	66,283
Series A-1 4.00% 7/1/35	50,160	47,487
Series A-1 4.00% 7/1/37	53,281	49,911
Series A-1 5.625% 7/1/29	58,083	64,287
GDB Debt Recovery Authority of Puerto Rico
7.50% 8/20/40	1,436,975	1,275,315
Long Island, New York Power Authority Electric System
Revenue
Series B 5.85% 5/1/41	3,600,000	4,205,664
Metropolitan Transportation Authority, New York
Revenue
Series A-2 6.089% 11/15/40	3,205,000	3,795,585
Total Municipal Bonds (cost $8,508,090)		9,578,884

Loan Agreements – 0.64%
Applied Systems 1st Lien 5.25% (LIBOR03M + 3.00%)
9/19/24 ●	1,182,244	1,163,877
Prime Security Services Borrower Tranche B-1 4.463%
(LIBOR01M + 2.75%) 9/23/26 ●	245,258	238,886
Reynolds Group Holdings Tranche B-2 5.622%
(LIBOR01M + 3.25%) 2/5/26 ●	1,349,450	1,312,677
Total Loan Agreements (cost $2,779,252)		2,715,440

	Number of
	shares
Convertible Preferred Stock – 0.86%
Bank of America 7.25% exercise price $50.00, maturity
date 12/31/99 ω	1,360	1,691,908
El Paso Energy Capital Trust I 4.75% exercise price
$34.49, maturity date 3/31/28	14,912	682,821
Lyondellbasell Advanced Polymers 6.00% exercise
price $52.33 ω	1,597	1,269,615
Total Convertible Preferred Stock (cost $4,194,316)		3,644,344

	Number of
	shares	Value (US $)
Short-Term Investments – 2.70%
Money Market Mutual Funds – 2.70%
BlackRock Liquidity FedFund – Institutional Shares
(seven-day effective yield 1.73%)	2,843,351	$2,843,351
Fidelity Investments Money Market Government
Portfolio – Class I (seven-day effective yield 1.49%)	2,843,352	2,843,352
GS Financial Square Government Fund – Institutional
Shares (seven-day effective yield 1.73%)	2,843,352	2,843,352
Morgan Stanley Institutional Liquidity Funds
Government Portfolio – Institutional Class
(seven-day effective yield 1.60%)	2,843,351	2,843,351
Total Short-Term Investments (cost $11,373,406)		11,373,406
Total Value of Securities Before
Options Written – 99.78%
(cost $494,862,825)		420,475,801

	Notional
	amount
Options Written – (0.00%)
Put Swaptions – (0.00%)
CDX.NA.IG 38 5 yr, strike price $130.00 expiration date
8/17/22 (MS)	(1,000,000)	(92)
Total Options Written (premium received $1,475)		$(92)

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2022. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2022, the aggregate value of Rule 144A securities was $57,800,665, which represents 13.72% of the Fund's net assets. See Note 11 in “Notes to financial statements."
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Schedules of investments
Delaware Extended Duration Bond Fund

●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
ω	Perpetual security with no stated maturity date.

Summary of abbreviations:
CDX.NA.IG – Credit Default Swap Index North America Investment Grade
DAC – Designated Activity Company
DIFC – Dubai International Financial Centre
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London Interbank Offered Rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
MS – Morgan Stanley
USD – US Dollar
yr – Year
See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
July 31, 2022

	Delaware	Delaware
	Corporate	Extended Duration
	Bond Fund[1]	Bond Fund[1]
Assets:
Investments, at value*	$1,283,399,891	$420,475,801
Cash	—	22,693
Dividends and interest receivable	12,119,420	5,050,792
Receivable for securities sold	5,738,655	4,628,804
Receivable for fund shares sold	2,191,422	667,950
Prepaid expenses	16,566	12,746
Other assets	9,447	3,582
Total Assets	1,303,475,401	430,862,368
Liabilities:
Options written, at valueΣ	258	92
Due to custodian	42,679	—
Payable for securities purchased	15,438,621	2,268,768
Payable for fund shares redeemed	4,344,004	6,746,738
Distribution payable	1,403,801	47,958
Other accrued expenses	632,172	336,544
Investment management fees payable to affiliates	203,684	44,731
Administration expenses payable to affiliates	57,042	24,466
Distribution fees payable to affiliates	15,093	4,038
Total Liabilities	22,137,354	9,473,335
Total Net Assets	$1,281,338,047	$421,389,033

Net Assets Consist of:
Paid-in capital	$1,469,268,623	$510,533,200
Total distributable earnings (loss)	(187,930,576)	(89,144,167)
Total Net Assets	$1,281,338,047	$421,389,033

Statement of assets and liabilities

	Delaware	Delaware
	Corporate	Extended Duration
	Bond Fund[1]	Bond Fund[1]
Net Asset Value

Class A:
Net assets	$285,976,656	$66,507,890
Shares of beneficial interest outstanding, unlimited
authorization, no par	17,865,793	4,206,238
Net asset value per share	$16.01	$15.81
Sales charge	4.50%	4.50%
Offering price per share, equal to net asset value per share
/ (1 - sales charge)	$16.76	$16.56

Class C:
Net assets	$15,994,975	$5,318,685
Shares of beneficial interest outstanding, unlimited
authorization, no par	999,095	336,649
Net asset value per share	$16.01	$15.80

Class R:
Net assets	$9,419,370	$5,489,414
Shares of beneficial interest outstanding, unlimited
authorization, no par	587,959	346,532
Net asset value per share	$16.02	$15.84

Institutional Class:
Net assets	$957,741,186	$332,409,596
Shares of beneficial interest outstanding, unlimited
authorization, no par	59,836,482	21,066,373
Net asset value per share	$16.01	$15.78

Class R6:
Net assets	$12,205,860	$11,663,448
Shares of beneficial interest outstanding, unlimited
authorization, no par	763,059	738,529
Net asset value per share	$16.00	$15.79
____________________
* Investments, at cost	$1,399,084,180	$494,862,825
Σ Options written, premium received	(4,130)	(1,475)

[1]	On September 9, 2022, the Fund declared a 3 to 1 reverse stock split. The Shares of beneficial interest outstanding, Net asset value per share and offering price per share have been revised to reflect the reverse stock split (See Note 14 in the Notes to Financial Statements).

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Year ended July 31, 2022

	Delaware	Delaware
	Corporate	Extended Duration
	Bond Fund	Bond Fund
Investment Income:
Interest	$43,815,818	$19,513,930
Dividends	358,974	251,001
	44,174,792	19,764,931

Expenses:
Management fees	6,377,578	2,766,557
Distribution expenses – Class A	872,634	213,776
Distribution expenses – Class C	220,585	71,842
Distribution expenses – Class R	56,111	35,484
Dividend disbursing and transfer agent fees and
expenses	1,565,761	667,761
Accounting and administration expenses	254,403	123,034
Reports and statements to shareholders expenses	182,693	65,625
Legal fees	121,814	28,865
Audit and tax fees	51,359	45,283
Custodian fees	49,641	19,912
Trustees’ fees and expenses	46,828	18,756
Registration fees	16,376	11,847
Other	138,597	71,520
	9,954,380	4,140,262
Less expenses waived	(1,207,865)	(958,580)
Less expenses paid indirectly	(910)	(144)
Total operating expenses	8,745,605	3,181,538
Net Investment Income (Loss)	35,429,187	16,583,393

Statement of operations

	Delaware	Delaware
	Corporate	Extended Duration
	Bond Fund	Bond Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(50,396,296)	$(6,474,533)
Futures contracts	—	642,309
Swap contracts	(9,976)	(4,582)
Net realized gain (loss)	(50,406,272)	(5,836,806)

Net change in unrealized appreciation (depreciation) on:
Investments	(179,547,576)	(118,546,240)
Futures contracts	—	(2,191,831)
Options written	3,872	1,383
Swap contracts	11,692	5,014
Net change in unrealized appreciation (depreciation)	(179,532,012)	(120,731,674)
Net Realized and Unrealized Gain (Loss)	(229,938,284)	(126,568,480)
Net Increase (Decrease) in Net Assets Resulting from
Operations	$(194,509,097)	$(109,985,087)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Corporate Bond Fund

	Year ended
	7/31/22	7/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$35,429,187	$30,698,769
Net realized gain (loss)	(50,406,272)	33,398,236
Net change in unrealized appreciation (depreciation)	(179,532,012)	(28,924,755)
Net increase (decrease) in net assets resulting from
operations	(194,509,097)	35,172,250

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(16,079,147)	(6,667,398)
Class C	(858,429)	(995,269)
Class R	(492,487)	(399,494)
Institutional Class	(45,575,390)	(33,363,113)
Class R6	(529,812)	(272,178)
	(63,535,265)	(41,697,452)

Capital Share Transactions:
Proceeds from shares sold:
Class A	31,818,415	89,400,561
Class C	2,590,744	6,407,377
Class R	1,803,944	4,124,114
Institutional Class	540,621,303	430,105,546
Class R6	4,583,181	7,795,723

Net assets from merger:[1]
Class A	—	173,482,646
Institutional Class	—	1,526,668
Class R6	—	59,774

Net asset value of shares issued upon reinvestment of
dividends and distributions:
Class A	15,010,949	6,018,329
Class C	766,552	893,767
Class R	491,081	403,318
Institutional Class	29,700,204	22,695,053
Class R6	428,765	135,585
	627,815,138	743,048,461

Statements of changes in net assets
Delaware Corporate Bond Fund

	Year ended
	7/31/22	7/31/21
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(104,971,738)	$(56,017,472)
Class C	(11,422,953)	(26,706,524)
Class R	(3,438,764)	(5,730,495)
Institutional Class	(467,733,349)	(315,442,776)
Class R6	(1,514,701)	(1,381,056)
	(589,081,505)	(405,278,323)
Increase in net assets derived from capital share
transactions	38,733,633	337,770,138
Net Increase (Decrease) in Net Assets	(219,310,729)	331,244,936
Net Assets:
Beginning of year	1,500,648,776	1,169,403,840
End of year	$1,281,338,047	$1,500,648,776

[1]	See Note 7 in the "Notes to financial statements."

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Extended Duration Bond Fund

	Year ended
	7/31/22	7/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$16,583,393	$16,961,452
Net realized gain (loss)	(5,836,806)	27,853,333
Net change in unrealized appreciation (depreciation)	(120,731,674)	(36,050,970)
Net increase (decrease) in net assets resulting from
operations	(109,985,087)	8,763,815

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(6,861,085)	(10,259,343)
Class C	(533,847)	(1,069,037)
Class R	(558,490)	(1,012,132)
Institutional Class	(30,946,647)	(36,442,248)
Class R6	(1,338,802)	(5,456,563)
	(40,238,871)	(54,239,323)

Capital Share Transactions:
Proceeds from shares sold:
Class A	8,345,796	21,708,782
Class C	427,503	1,964,039
Class R	1,038,551	4,476,571
Institutional Class	111,528,548	154,398,160
Class R6	5,415,600	4,411,563

Net asset value of shares issued upon reinvestment of
dividends and distributions:
Class A	6,742,603	10,028,703
Class C	527,072	1,061,090
Class R	558,211	1,018,084
Institutional Class	29,697,854	35,026,097
Class R6	1,338,417	5,471,382
	165,620,155	239,564,471

Statements of changes in net assets
Delaware Extended Duration Bond Fund

	Year ended
	7/31/22	7/31/21
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(21,978,244)	$(52,885,444)
Class C	(2,642,980)	(6,570,699)
Class R	(2,616,360)	(7,930,331)
Institutional Class	(97,645,636)	(132,963,122)
Class R6	(51,208,958)	(2,680,014)
	(176,092,178)	(203,029,610)
Increase (decrease) in net assets derived from capital
share transactions	(10,472,023)	36,534,861
Net Decrease in Net Assets	(160,695,981)	(8,940,647)
Net Assets:
Beginning of year	582,085,014	591,025,661
End of year	$421,389,033	$582,085,014

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Corporate Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]

On September 9, 2022, the Fund declared a 3 for 1 reverse stock split. The net asset values and per share information have been revised to reflect the reverse stock split (See Note 14 in the Notes to Financial Statements).

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of any Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/22[1]	7/31/21[1]	7/31/20[1]	7/31/19[1]	7/31/18[1]
$19.47	$19.62	$17.91	$16.83	$17.70

0.45	0.45	0.51	0.63	0.57
(3.10)	0.03	1.74	1.11	(0.81)
(2.65)	0.48	2.25	1.74	(0.24)

(0.51)	(0.51)	(0.54)	(0.66)	(0.63)
(0.30)	(0.12)	—	—	—
(0.81)	(0.63)	(0.54)	(0.66)	(0.63)

$16.01	$19.47	$19.62	$17.91	$16.83

(13.91% )	2.47%	12.90%	10.65%	(1.44% )

$285,977	$412,495	$199,500	$168,910	$200,600
0.82%	0.82%	0.82%	0.82%	0.88%
0.91%	0.91%	0.91%	0.92%	0.92%
2.49%	2.31%	2.71%	3.68%	3.26%
2.40%	2.22%	2.62%	3.58%	3.22%
109%	123%	172%	173%	158%

Financial highlights
Delaware Corporate Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	On September 9, 2022, the Fund declared a 3 for 1 reverse stock split. The net asset values and per share information have been revised to reflect the reverse stock split (See Note 14 in the Notes to Financial Statements).
[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of any Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/22[1]	7/31/21[1]	7/31/20[1]	7/31/19[1]	7/31/18[1]
$19.47	$19.62	$17.91	$16.83	$17.70

0.30	0.30	0.36	0.51	0.42
(3.07)	0.03	1.77	1.11	(0.81)
(2.77)	0.33	2.13	1.62	(0.39)

(0.39)	(0.36)	(0.42)	(0.54)	(0.48)
(0.30)	(0.12)	—	—	—
(0.69)	(0.48)	(0.42)	(0.54)	(0.48)

$16.01	$19.47	$19.62	$17.91	$16.83

(14.55% )	1.70%	12.05%	9.83%	(2.18% )

$15,995	$28,365	$48,283	$68,277	$88,274
1.57%	1.57%	1.57%	1.57%	1.63%
1.66%	1.66%	1.66%	1.67%	1.67%
1.74%	1.56%	1.96%	2.93%	2.51%
1.65%	1.47%	1.87%	2.83%	2.47%
109%	123%	172%	173%	158%

Financial highlights
Delaware Corporate Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]

On September 9, 2022, the Fund declared a 3 for 1 reverse stock split. The net asset values and per share information have been revised to reflect the reverse stock split (See Note 14 in the Notes to Financial Statements).

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of any Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/22[1]	7/31/21[1]	7/31/20[1]	7/31/19[1]	7/31/18[1]
$19.50	$19.62	$17.94	$16.86	$17.70

0.39	0.39	0.45	0.57	0.51
(3.09)	0.06	1.74	1.14	(0.78)
(2.70)	0.45	2.19	1.71	(0.27)

(0.48)	(0.45)	(0.51)	(0.63)	(0.57)
(0.30)	(0.12)	—	—	—
(0.78)	(0.57)	(0.51)	(0.63)	(0.57)

$16.02	$19.50	$19.62	$17.94	$16.86

(14.26% )	2.37%	12.43%	10.36%	(1.51% )

$9,419	$12,760	$14,107	$17,517	$19,512
1.07%	1.07%	1.07%	1.07%	1.13%
1.16%	1.16%	1.16%	1.17%	1.17%
2.24%	2.06%	2.46%	3.43%	3.01%
2.15%	1.97%	2.37%	3.33%	2.97%
109%	123%	172%	173%	158%

Financial highlights
Delaware Corporate Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]

On September 9, 2022, the Fund declared a 3 for 1 reverse stock split. The net asset values and per share information have been revised to reflect the reverse stock split (See Note 14 in the Notes to Financial Statements).

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of any Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/22[1]	7/31/21[1]	7/31/20[1]	7/31/19[1]	7/31/18[1]
$19.47	$19.62	$17.91	$16.83	$17.70

0.48	0.48	0.54	0.66	0.60
(3.07)	0.06	1.77	1.11	(0.81)
(2.59)	0.54	2.31	1.77	(0.21)

(0.57)	(0.57)	(0.60)	(0.69)	(0.66)
(0.30)	(0.12)	—	—	—
(0.87)	(0.69)	(0.60)	(0.69)	(0.66)

$16.01	$19.47	$19.62	$17.91	$16.83

(13.69% )	2.72%	13.18%	10.93%	(1.20% )

$957,741	$1,036,266	$903,456	$730,173	$860,359
0.57%	0.57%	0.57%	0.57%	0.63%
0.66%	0.66%	0.66%	0.67%	0.67%
2.74%	2.56%	2.96%	3.93%	3.51%
2.65%	2.47%	2.87%	3.83%	3.47%
109%	123%	172%	173%	158%

Financial highlights
Delaware Corporate Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[3]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]

On September 9, 2022, the Fund declared a 3 for 1 reverse stock split. The net asset values and per share information have been revised to reflect the reverse stock split (See Note 14 in the Notes to Financial Statements).

[3]	Calculated using average shares outstanding.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of any Underlying Funds in which the Fund invests.
[6]	Portfolio turnover is representative of the Fund for the entire period.

See accompanying notes, which are an integral part of the financial statements.

			1/31/19[1]
Year ended			to
7/31/22[2]	7/31/21[2]	7/31/20[2]	7/31/19[2]
$19.47	$19.59	$17.91	$16.77

0.51	0.51	0.57	0.33
(3.11)	0.06	1.74	1.17
(2.60)	0.57	2.31	1.50

(0.57)	(0.57)	(0.63)	(0.36)
(0.30)	(0.12)	—	—
(0.87)	(0.69)	(0.63)	(0.36)

$16.00	$19.47	$19.59	$17.91

(13.78% )	2.97%	13.12%	8.98%

$12,206	$10,763	$4,058	$2
0.48%	0.48%	0.48%	0.48%
0.57%	0.57%	0.57%	0.58%
2.83%	2.65%	3.05%	4.01%
2.74%	2.56%	2.96%	3.91%
109%	123%	172%	173% [6]

Financial highlights
Delaware Extended Duration Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]

On September 9, 2022, the Fund declared a 3 for 1 reverse stock split. The net asset values and per share information have been revised to reflect the reverse stock split (See Note 14 in the Notes to Financial Statements).

[2]	Calculated using average shares outstanding.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of any Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/22[1]	7/31/21[1]	7/31/20[1]	7/31/19[1]	7/31/18[1]
$21.36	$23.19	$20.52	$18.84	$19.86

0.57	0.60	0.66	0.72	0.69
(4.62)	(0.36)	3.15	1.68	(1.02)
(4.05)	0.24	3.81	2.40	(0.33)

(0.60)	(0.63)	(0.69)	(0.72)	(0.69)
(0.90)	(1.44)	(0.45)	—	—
— [3]	—	—	—	—
(1.50)	(2.07)	(1.14)	(0.72)	(0.69)

$15.81	$21.36	$23.19	$20.52	$18.84

(20.07% )	1.24%	19.19%	13.17%	(1.64% )

$66,508	$99,512	$130,678	$125,213	$150,397
0.82%	0.82%	0.82%	0.82%	0.87%
1.01%	0.99%	0.98%	0.98%	0.98%
3.09%	2.85%	3.16%	3.78%	3.52%
2.90%	2.68%	3.00%	3.62%	3.41%
76%	85%	108%	133%	147%

Financial highlights
Delaware Extended Duration Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]

On September 9, 2022, the Fund declared a 3 for 1 reverse stock split. The net asset values and per share information have been revised to reflect the reverse stock split (See Note 14 in the Notes to Financial Statements).

[2]	Calculated using average shares outstanding.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of any Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/22[1]	7/31/21[1]	7/31/20[1]	7/31/19[1]	7/31/18[1]
$21.36	$23.16	$20.49	$18.81	$19.83

0.45	0.45	0.51	0.57	0.54
(4.66)	(0.33)	3.15	1.68	(0.99)
(4.21)	0.12	3.66	2.25	(0.45)

(0.45)	(0.48)	(0.54)	(0.57)	(0.57)
(0.90)	(1.44)	(0.45)	—	—
— [3]	—	—	—	—
(1.35)	(1.92)	(0.99)	(0.57)	(0.57)

$15.80	$21.36	$23.16	$20.49	$18.81

(20.66% )	0.62%	18.32%	12.34%	(2.39% )

$5,319	$9,171	$13,859	$14,748	$17,612
1.57%	1.57%	1.57%	1.57%	1.62%
1.76%	1.74%	1.73%	1.73%	1.73%
2.34%	2.10%	2.41%	3.03%	2.77%
2.15%	1.93%	2.25%	2.87%	2.66%
76%	85%	108%	133%	147%

Financial highlights
Delaware Extended Duration Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]

On September 9, 2022, the Fund declared a 3 for 1 reverse stock split. The net asset values and per share information have been revised to reflect the reverse stock split (See Note 14 in the Notes to Financial Statements).

[2]	Calculated using average shares outstanding.
[3]	Amount is less than $(0.005) per share.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of any Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/22[1]	7/31/21[1]	7/31/20[1]	7/31/19[1]	7/31/18[1]
$21.42	$23.22	$20.55	$18.87	$19.89

0.54	0.54	0.63	0.66	0.63
(4.68)	(0.30)	3.12	1.71	(0.99)
(4.14)	0.24	3.75	2.37	(0.36)

(0.54)	(0.60)	(0.63)	(0.69)	(0.66)
(0.90)	(1.44)	(0.45)	—	—
— [3]	—	—	—	—
(1.44)	(2.04)	(1.08)	(0.69)	(0.66)

$15.84	$21.42	$23.22	$20.55	$18.87

(20.35% )	1.13%	18.87%	12.87%	(1.88% )

$5,489	$8,631	$12,065	$11,984	$15,389
1.07%	1.07%	1.07%	1.07%	1.12%
1.26%	1.24%	1.23%	1.23%	1.23%
2.84%	2.60%	2.91%	3.53%	3.27%
2.65%	2.43%	2.75%	3.37%	3.16%
76%	85%	108%	133%	147%

Financial highlights
Delaware Extended Duration Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]

On September 9, 2022, the Fund declared a 3 for 1 reverse stock split. The net asset values and per share information have been revised to reflect the reverse stock split (See Note 14 in the Notes to Financial Statements).

[2]	Calculated using average shares outstanding.
[3]	Amount is less than $(0.005) per share.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of any Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/22[1]	7/31/21[1]	7/31/20[1]	7/31/19[1]	7/31/18[1]
$21.33	$23.13	$20.46	$18.81	$19.83

0.60	0.66	0.72	0.75	0.75
(4.62)	(0.33)	3.15	1.68	(1.02)
(4.02)	0.33	3.87	2.43	(0.27)

(0.63)	(0.69)	(0.75)	(0.78)	(0.75)
(0.90)	(1.44)	(0.45)	—	—
— [3]	—	—	—	—
(1.53)	(2.13)	(1.20)	(0.78)	(0.75)

$15.78	$21.33	$23.13	$20.46	$18.81

(19.90% )	1.63%	19.54%	13.30%	(1.40% )

$332,410	$404,838	$377,316	$444,635	$433,957
0.57%	0.57%	0.57%	0.57%	0.62%
0.76%	0.74%	0.73%	0.73%	0.73%
3.34%	3.10%	3.41%	4.03%	3.77%
3.15%	2.93%	3.25%	3.87%	3.66%
76%	85%	108%	133%	147%

Financial highlights
Delaware Extended Duration Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]

On September 9, 2022, the Fund declared a 3 for 1 reverse stock split. The net asset values and per share information have been revised to reflect the reverse stock split (See Note 14 in the Notes to Financial Statements).

[2]	Calculated using average shares outstanding.
[3]	Amount is less than $(0.005) per share.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of any Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/22[1]	7/31/21[1]	7/31/20[1]	7/31/19[1]	7/31/18[1]
$21.33	$23.16	$20.49	$18.81	$19.83

0.69	0.69	0.75	0.78	0.75
(4.67)	(0.36)	3.12	1.68	(0.99)
(3.98)	0.33	3.87	2.46	(0.24)

(0.66)	(0.72)	(0.75)	(0.78)	(0.78)
(0.90)	(1.44)	(0.45)	—	—
— [3]	—	—	—	—
(1.56)	(2.16)	(1.20)	(0.78)	(0.78)

$15.79	$21.33	$23.16	$20.49	$18.81

(19.83% )	1.58%	19.61%	13.56%	(1.32% )

$11,663	$59,933	$57,108	$44,970	$48,373
0.48%	0.48%	0.49%	0.49%	0.54%
0.66%	0.65%	0.63%	0.64%	0.65%
3.43%	3.19%	3.49%	4.11%	3.85%
3.25%	3.02%	3.35%	3.96%	3.74%
76%	85%	108%	133%	147%

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund	July 31, 2022

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware Floating Rate Fund, and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each, a Fund or collectively, the Funds). The Trust is an open-end investment company. Each Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. There is no front-end sales charge when you purchase $1,000,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year; or for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase; unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended July 31, 2022, and for all open tax years (years ended July 31, 2019–July 31, 2021), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended July 31, 2022, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

1. Significant Accounting Policies (continued)

securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended July 31, 2022 for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2022, each Fund earned the following amounts under this arrangement:

Fund	Earnings Credits
Delaware Corporate Bond Fund	$910
Delaware Extended Duration Bond Fund	144

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly based on each Fund’s average daily net assets as follows:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
On the first $500 million	0.5000%	0.5500%
On the next $500 million	0.4750%	0.5000%
On the next $1.5 billion	0.4500%	0.4500%
In excess of $2.5 billion	0.4250%	0.4250%

DMC has contractually agreed to waive all or a portion of its management fee and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding 0.57% of average daily net assets of Class A, Class C, Class R, and Institutional Class shares and 0.48% of average daily net assets of Class R6 shares for each Fund. The expense waivers were in effect from August 1, 2021 through July 31, 2022.* These waivers and reimbursements may only be terminated by agreement of DMC and the Funds. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended July 31, 2022, each Fund paid these services as follows:

Fund	Fees
Delaware Corporate Bond Fund	$47,564
Delaware Extended Duration Bond Fund	20,568

DIFSC is also the transfer agent and dividend disbursing agent of each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2022, each Fund paid for these services as follows:

Fund	Fees
Delaware Corporate Bond Fund	$60,811
Delaware Extended Duration Bond Fund	23,142

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Funds. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended July 31, 2022, each Fund paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees
Delaware Corporate Bond Fund	$17,944
Delaware Extended Duration Bond Fund	6,494

For the year ended July 31, 2022, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Class A
Delaware Corporate Bond Fund	$7,507
Delaware Extended Duration Bond Fund	8,825

For the year ended July 31, 2022, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class A	Class C
Delaware Corporate Bond Fund	$309	$4,333
Delaware Extended Duration Bond Fund	18	2,964

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of any Underlying Funds in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

*	The aggregate contractual waiver period covering this report is from November 27, 2020 through November 26, 2022.

3. Investments

For the year ended July 31, 2022, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Purchases		Sales
	other than	Purchases of	other than	Sales of
	US government	US government	US government	US government
Fund	securities	securities	securities	securities
Delaware
Corporate
Bond
Fund	$1,311,218,031	$117,930,106	$1,344,691,072	$104,560,316
Delaware
Extended
Duration
Bond
Fund	358,107,263	21,361,683	400,195,066	20,915,665

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

3. Investments (continued)

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:

		Aggregate	Aggregate	Net unrealized
		unrealized	unrealized	appreciation
	Cost of	appreciation	depreciation	(depreciation)
	investments	of investments	of investments	of investments
Fund	and derivatives	and derivatives	and derivatives	and derivatives
Delaware
Corporate
Bond
Fund	$1,404,744,994	$8,296,562	$(129,641,923)	$(121,345,361)
Delaware
Extended
Duration
Bond
Fund	495,497,923	2,056,116	(77,078,330)	(75,022,214)

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of July 31, 2022:

	Delaware Corporate Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Convertible Bonds	$—	$4,954,993	$4,954,993
Convertible Preferred Stock	3,273,213	—	3,273,213
Corporate Bonds	—	1,139,569,039	1,139,569,039
Loan Agreements	—	32,359,963	32,359,963
Municipal Bonds	—	4,189,242	4,189,242
Non-Agency Asset-Backed Securities	—	22,988,086	22,988,086
US Treasury Obligation	—	14,555,662	14,555,662
Short-Term Investments	61,509,693	—	61,509,693
Total Value of
Securities Before Options Written	$64,782,906	$1,218,616,985	$1,283,399,891
Liabilities:
Options Written	$—	$(258)	$(258)

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

3. Investments (continued)

	Delaware Extended Duration Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Convertible Bond	$—	$615,060	$615,060
Convertible Preferred Stock	3,644,344	—	3,644,344
Corporate Bonds	—	392,548,667	392,548,667
Loan Agreements	—	2,715,440	2,715,440
Municipal Bonds	—	9,578,884	9,578,884
Short-Term Investments	11,373,406	—	11,373,406
Total Value of Securities Before Options Written	$15,017,750	$405,458,051	$420,475,801
Liabilities:
Options Written	$—	$(92)	$(92)

During the year ended July 31, 2022, there were no transfers into or out of Level 3 investments. Each Fund's policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning or end of the period in relation to each Fund's net assets. During the year ended July 31, 2022, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2022 and 2021 were as follows:

		Long-term
	Ordinary	capital
	income	gains	Total
Year ended July 31, 2022:
Delaware Corporate Bond Fund	$53,572,160	$9,963,105	$63,535,265
Delaware Extended Duration Bond Fund	18,148,186	22,090,685	40,238,871
Year ended July 31, 2021:
Delaware Corporate Bond Fund	41,697,452	—	41,697,452
Delaware Extended Duration Bond Fund	31,243,518	22,995,805	54,239,323

5. Components of Net Assets on a Tax Basis

As of July 31, 2022, the components of net assets on a tax basis were as follows:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Shares of beneficial
interest	$1,469,268,623	$510,533,200
Undistributed ordinary
income	1,185,928	—
Qualified late year loss
deferrals	(66,367,342)	(14,073,995)
Distributions payable	(1,403,801)	(47,958)
Unrealized appreciation
(depreciation) of
investments and
derivatives	(121,345,361)	(75,022,214)
Net assets	$1,281,338,047	$421,389,033

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, market discount and premium on debt instruments, treatment of swap contracts, and amortization of premium on callable bonds.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2022 through July 31, 2022 and November 1, 2021 through July 31, 2022, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of an over distribution. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2022, the Funds recorded the following reclassifications:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Paid-in capital	$—	$(60)
Total distributable
earnings (loss)	—	60

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Corporate Bond Fund		Delaware Extended Duration Bond Fund
	Year ended		Year ended
	7/31/22	7/31/21	7/31/22	7/31/21
Shares sold:
Class A	5,443,132	13,870,446	1,337,245	3,033,639
Class C	433,994	994,955	67,345	273,276
Class R	299,973	641,138	172,780	621,313
Institutional Class	95,679,484	66,967,180	18,352,336	22,047,194
Class R6	820,125	1,223,264	965,481	642,600

Shares from merger:[1]
Class A	—	26,938,299	—	—
Institutional Class	—	237,060	—	—
Class R6	—	9,282	—	—

Shares issued upon reinvestment of dividends and distributions:
Class A	2,511,328	934,979	1,053,227	1,396,963
Class C	127,460	138,550	81,859	147,682
Class R	82,052	62,657	86,807	141,502
Institutional Class	4,971,110	3,529,688	4,674,917	4,899,650
Class R6	72,244	21,146	204,748	764,585
	110,440,902	115,568,644	26,996,745	33,968,404

Shares from reverse stock split:[2]
Class A	(35,731,587)	—	(8,412,476)	—
Class C	(1,998,191)	—	(673,298)	—
Class R	(1,175,918)	—	(693,064)	—
Institutional Class	(119,672,963)	—	(42,132,746)	—
Class R6	(1,526,117)	—	(1,477,058)	—

Shares redeemed:
Class A	(17,912,950)	(8,710,360)	(3,742,384)	(7,373,751)
Class C	(1,934,051)	(4,150,439)	(427,734)	(927,512)
Class R	(582,527)	(895,885)	(429,594)	(1,112,317)
Institutional Class	(80,802,301)	(49,302,649)	(16,774,383)	(18,920,623)
Class R6	(262,597)	(215,484)	(7,378,161)	(382,592)
	(261,599,202)	(63,274,817)	(82,140,898)	(28,716,795)
Net increase (decrease)	(151,158,300)	52,293,827	(55,144,153)	5,251,609

[1]	See Note 7.

[2]	See Note 14.

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.” For the years ended July 31, 2022 and 2021, each Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions
				Institutional
	Class A	Class C	Class A	Class
	Shares	Shares	Shares	Shares	Value
Delaware Corporate Bond Fund
Year ended
7/31/22	181,426	17,672	17,688	181,435	$1,263,189
7/31/21	30,925	131,264	117,831	45,115	1,033,858
Delaware Extended Duration Bond Fund
Year ended
7/31/22	—	3,347	3,349	—	22,273
7/31/21	17,795	38,368	38,366	17,828	395,253

7. Reorganization

On May 26-27, 2021, the Board approved a proposal to reorganize (the “Reorganization”) Delaware Investment Grade Fund (the “Acquired Fund”), a series of Delaware Group® Equity Funds IV, with and into Delaware Corporate Bond Fund (the “Acquiring Fund”), a series of the Trust. Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of the Acquired Fund were acquired by the Acquiring Fund, and (ii) the Trust, on behalf of the Acquiring Fund, assumed the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund. In accordance with the Plan, the Acquired Fund liquidated and dissolved following the Reorganization. The purpose of the transaction was to allow shareholders of the Acquired Fund to own shares of the Acquiring Fund, a fund with a similar investment objective and style as, and potentially lower net expenses than the Acquired Fund. The Reorganization was accomplished by a tax-free exchange of shares on July 9, 2021. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

7. Reorganization (continued)

The share transactions associated with the Reorganization are as follows:

			Shares
	Acquired	Acquired	Converted	Acquiring
	Fund	Fund Shares	to Acquiring	Fund	Conversion
	Net Assets	Outstanding	Fund	Net Assets	Ratio
	Delaware Investment Grade Fund		Delaware Corporate Bond Fund
Class A	$173,482,646	17,684,476	26,938,299	$239,540,932	1.5233
Institutional
Class	1,526,668	154,705	237,060	1,013,281,202	1.5323
Class R6	59,774	6,074	9,282	10,318,950	1.5282

The net assets of the Acquired Fund before the Reorganization were $175,069,088. The net assets of the Acquiring Fund immediately following the Reorganization were $1,479,521,731.

Assuming the Reorganization had been completed on August 1, 2020, the Acquiring Fund’s pro forma results of operations for the year ended July 31, 2021, would have been as follows:

Delaware Corporate Bond Fund
Net investment income	$35,853,534
Net realized gain on investments	37,327,491
Net change in unrealized appreciation (depreciation)	(29,460,958)
Net increase in net assets resulting from operations	$43,720,067

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since the Reorganization was consummated on July 9, 2021.

8. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% with the addition of an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 1, 2021.

On November 1, 2021, each Fund, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described above and operates in substantially the same manner as the original Agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 31, 2022.

Each Fund had no amounts outstanding as of July 31, 2022, or at any time during the year then ended.

9. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Each Fund may use futures in the normal course of pursuing its investment objective. Each Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, each Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were open at July 31, 2022.

During the year ended July 31, 2022, Delaware Extended Duration Bond Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

During the year ended July 31, 2022, Delaware Extended Duration Bond Fund experienced net realized and unrealized gain or loss attributable to their use of futures contracts, which is disclosed as “Net realized gain (loss) on futures contracts” on the “Statements of operations.”

Options Contracts — Each Fund may enter into options contracts in the normal course of pursuing its investment objective. Each Fund may buy or write options contracts for any number of reasons, including without limitation: to manage each Fund's exposure to changes in securities

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

9. Derivatives (continued)

prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting each Fund's overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. Each Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When each Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When each Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by each Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

During the year ended July 31, 2022, each Fund used options contracts to receive premiums for writing options.

Swap Contracts — Each Fund may enter into CDS contracts in the normal course of pursuing its investment objective. Each Fund may enter into CDS contracts in order to hedge against credit events, to enhance total return, or to gain exposure to certain securities or markets. Swap contracts are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by each Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended July 31, 2022, Delaware Corporate Bond Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended July 31, 2022, the Funds did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if each Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. Each Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to each Fund to cover the Funds exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty. No CDS contracts were open at July 31, 2022.

During the year ended July 31, 2022, each Fund used CDS contracts to hedge against credit events.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event each Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

9. Derivatives (continued)

The effect of derivative instruments on the “Statements of operations” for the year ended July 31, 2022 was as follows:

Delaware Corporate Bond Fund
Net Realized Gain (Loss) on:
Swap
Contracts
Credit
contracts	$(9,976)

	Net Change in Unrealized Appreciation (Depreciation) on:
	Options	Swap
	Written	Contracts	Total
Credit
contracts	$3,872	$11,692	$15,564

	Delaware Extended Duration Bond Fund
	Net Realized Gain (Loss) on:
	Futures	Swap
	Contracts	Contracts	Total
Interest rate
contracts	$642,309	$—	$642,309
Credit
contracts	—	(4,582)	(4,582)
Total	$642,309	$(4,582)	$637,727

	Net Change in Unrealized Appreciation (Depreciation) on:
	Futures	Options	Swap
	Contracts	Written	Contracts	Total
Interest rate
contracts	$(2,191,831)	$—	$—	$(2,191,831)
Credit
contracts	—	1,383	5,014	6,397
Total	$(2,191,831)	$1,383	$5,014	$(2,185,434)

The table below summarizes the average daily balance of derivative holdings by each Fund during the year ended July 31, 2022:

Long Derivative Volume
Delaware Extended Duration Bond Fund
Futures contracts
(average notional
value)	$16,703,217

	Short Derivative Volume
	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Futures contracts
(average notional
value)	$—	$107,370
Options contracts
(average notional
value)*	99	36

*Long represents purchased options and short represents written options

10. Securities Lending

Each Fund, along with other funds in Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

10. Securities Lending (continued)

bank obligations; certain money market funds; and asset-backed securities. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund's cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

During the year ended July 31, 2022, each Fund had no securities out on loan.

11. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Funds’ performance.

Each Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor's Financial Service LLC, lower than Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Each Fund invests in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Funds will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Funds more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Funds may involve revolving credit facilities or other standby financing commitments that obligate the Funds to pay additional cash on a certain date or on demand. These commitments may require each Fund to increase its investment in a company at a time when the Funds might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Funds may pay an assignment fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Funds may be required to rely upon another lending institution to collect and pass on to the Funds amounts payable with respect to the loan and to enforce the Funds’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Funds from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Funds.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

11. Credit and Market Risk (continued)

sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

12. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund's maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

14. Revision to Previously Issued Financial Statements

Subsequent to the issuance of the July 31, 2022 financial statements, management determined that the impact of the reverse stock split of three to one (3:1) (“the “Reverse Stock Split”) approved on May 18, 2022 and effective September 9, 2022 (the “Effective Date”), had not been presented in the financial statements of the Funds, as required by the relevant US GAAP guidance. The impact of the error was not material to the July 31, 2022 financial statements.

As a result, each Fund has revised its statements of assets and liabilities, as of July 31, 2022, and its financial highlights for the periods ended July 31, 2022, 2021, 2020, 2019, and 2018, respectively, and its notes to financial statements, as of July 31, 2022.

The following summarizes the impact of the revision and excludes balances that were not revised:

Statements of assets and liabilities
July 31, 2022

	Delaware Corporate		Delaware Extended Duration
	Bond Fund		Bond Fund
	Previously Reported	As Revised	Previously Reported	As Revised
Net Asset Value
Class A:
Shares of beneficial interest outstanding, unlimited authorization, no par	53,597,380	17,865,793	12,618,714	4,206,238
Sales charge	$5.34	$16.01	$5.27	$15.81
Offering price per share, equal to net asset value per share / (1 - sales charge)	$5.59	$16.76	5.52	$16.56

Class C:
Shares of beneficial interest outstanding, unlimited authorization, no par	2,997,286	999,095	1,009,947	336,649
Net asset value per share	$5.34	$16.01	$5.27	$15.80

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

	Delaware Corporate		Delaware Extended Duration
	Bond Fund		Bond Fund
	Previously Reported	As Revised	Previously Reported	As Revised
Class R:
Shares of beneficial interest outstanding, unlimited authorization, no par	1,763,877	587,959	1,039,596	346,532
Net asset value per share	$5.34	$16.02	$5.28	$15.84

Institutional Class:
Shares of beneficial interest outstanding, unlimited authorization, no par	179,509,445	59,836,482	63,199,119	21,066,373
Net asset value per share	$5.34	$16.01	$5.26	$15.78

Class R6:
Shares of beneficial interest outstanding, unlimited authorization, no par	2,289,176	763,059	2,215,587	738,529
Net asset value per share	$5.33	$16.00	$5.26	$15.79

Financial highlights
Delaware Corporate Bond Fund Class A

	7/31/22		7/31/21
	Previously Reported	As Revised	Previously Reported	As Revised
Net asset value, beginning of period	$6.49	$19.47	$6.54	$19.62
Income (loss) from investment operations:
Net investment income	0.15	0.45	0.15	0.45
Net realized and unrealized gain (loss)	(1.03)	(3.10)	0.01	0.03
Total from investment operations	(0.88)	(2.65)	0.16	0.48
Less dividends and distributions from:
Net investment income	(0.17)	(0.51)	(0.17)	(0.51)
Net realized gain	(0.10)	(0.30)	(0.04)	(0.12)
Total dividends and distributions	(0.27)	(0.81)	(0.21)	(0.63)
Net asset value, end of period	$5.34	$16.01	$6.49	$19.47

	7/31/20		7/31/19
	Previously Reported	As Revised	Previously Reported	As Revised
Net asset value, beginning of period	$5.97	$17.91	$5.61	$16.83
Income (loss) from investment operations:
Net investment income	0.17	0.51	0.21	0.63
Net realized and unrealized gain (loss)	0.58	1.74	0.37	1.11
Total from investment operations	0.75	2.25	0.58	1.74
Less dividends and distributions from:
Net investment income	(0.18)	(0.54)	(0.22)	(0.66)
Total dividends and distributions	(0.18)	(0.54)	(0.22)	(0.66)
Net asset value, end of period	$6.54	$19.62	$5.97	$17.91

	7/31/18
	Previously Reported	As Revised
Net asset value, beginning of period	$5.90	$17.70
Income (loss) from investment operations:
Net investment income	0.19	0.57
Net realized and unrealized gain (loss)	(0.27)	(0.81)
Total from investment operations	(0.08)	(0.24)
Less dividends and distributions from:
Net investment income	(0.21)	(0.63)
Total dividends and distributions	(0.21)	(0.63)
Net asset value, end of period	$5.61	$16.83

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

Delaware Corporate Bond Fund Class C

	7/31/22		7/31/21
	Previously Reported	As Revised	Previously Reported	As Revised
Net asset value, beginning of period	$6.49	$19.47	$6.54	$19.62
Income (loss) from investment operations:
Net investment income	0.10	0.30	0.10	0.30
Net realized and unrealized gain (loss)	(1.02)	(3.07)	0.01	0.03
Total from investment operations	(0.92)	(2.77)	0.11	0.33
Less dividends and distributions from:
Net investment income	(0.13)	(0.39)	(0.12)	(0.36)
Net realized gain	(0.10)	(0.30)	(0.04)	(0.12)
Total dividends and distributions	(0.23)	(0.69)	(0.16)	(0.48)
Net asset value, end of period	$5.34	$16.01	$6.49	$19.47

	7/31/20		7/31/19
	Previously Reported	As Revised	Previously Reported	As Revised
Net asset value, beginning of period	$5.97	$17.91	$5.61	$16.83
Income (loss) from investment operations:
Net investment income	0.12	0.36	0.17	0.51
Net realized and unrealized gain (loss)	0.59	1.77	0.37	1.11
Total from investment operations	0.71	2.13	0.54	1.62
Less dividends and distributions from:
Net investment income	(0.14)	(0.42)	(0.18)	(0.54)
Total dividends and distributions	(0.14)	(0.42)	(0.18)	(0.54)
Net asset value, end of period	$6.54	$19.62	$5.97	$17.91

	7/31/18
	Previously Reported	As Revised
Net asset value, beginning of period	$5.90	$17.70
Income (loss) from investment operations:
Net investment income	0.14	0.42
Net realized and unrealized gain (loss)	(0.27)	(0.81)
Total from investment operations	(0.13)	(0.39)
Less dividends and distributions from:
Net investment income	(0.16)	(0.48)
Total dividends and distributions	(0.16)	(0.48)
Net asset value, end of period	$5.61	$16.83

Delaware Corporate Bond Fund Class R

	7/31/22		7/31/21
	Previously Reported	As Revised	Previously Reported	As Revised
Net asset value, beginning of period	$6.50	$19.50	$6.54	$19.62
Income (loss) from investment operations:
Net investment income	0.13	0.39	0.13	0.39
Net realized and unrealized gain (loss)	(1.03)	(3.09)	0.02	0.06
Total from investment operations	(0.90)	(2.70)	0.15	0.45
Less dividends and distributions from:
Net investment income	(0.16)	(0.48)	(0.15)	(0.45)
Net realized gain	(0.10)	(0.30)	(0.04)	(0.12)
Total dividends and distributions	(0.26)	(0.78)	(0.19)	(0.57)
Net asset value, end of period	$5.34	$16.02	$6.50	$19.50

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

	7/31/20		7/31/19
	Previously Reported	As Revised	Previously Reported	As Revised
Net asset value, beginning of
period	$5.98	$17.94	$5.62	$16.86
Income (loss) from investment
operations:
Net investment income	0.15	0.45	0.19	0.57
Net realized and unrealized gain
(loss)	0.58	1.74	0.38	1.14
Total from investment operations	0.73	2.19	0.57	1.71
Less dividends and distributions
from:
Net investment income	(0.17)	(0.51)	(0.21)	(0.63)
Total dividends and distributions	(0.17)	(0.51)	(0.21)	(0.63)
Net asset value, end of period	$6.54	$19.62	$5.98	$17.94

	7/31/18
	Previously Reported	As Revised
Net asset value, beginning of
period	$5.90	$17.70
Income (loss) from investment
operations:
Net investment income	0.17	0.51
Net realized and unrealized gain
(loss)	(0.26)	(0.78)
Total from investment operations	(0.09)	(0.27)
Less dividends and distributions
from:
Net investment income	(0.19)	(0.57)
Total dividends and distributions	(0.19)	(0.57)
Net asset value, end of period	$5.62	$16.86

Delaware Corporate Bond Fund Institutional Class

	7/31/22		7/31/21
	Previously Reported	As Revised	Previously Reported	As Revised
Net asset value, beginning of
period	$6.49	$19.47	$6.54	$19.62
Income (loss) from investment
operations:
Net investment income	0.16	0.48	0.16	0.48
Net realized and unrealized gain
(loss)	(1.02)	(3.07)	0.02	0.06
Total from investment operations	(0.86)	(2.59)	0.18	0.54
Less dividends and distributions
from:
Net investment income	(0.19)	(0.57)	(0.19)	(0.57)
Net realized gain	(0.10)	(0.30)	(0.04)	(0.12)
Total dividends and distributions	(0.29)	(0.87)	(0.23)	(0.69)
Net asset value, end of period	$5.34	$16.01	$6.49	$19.47

	7/31/20		7/31/19
	Previously Reported	As Revised	Previously Reported	As Revised
Net asset value, beginning of
period	$5.97	$17.91	$5.61	$16.83
Income (loss) from investment
operations:
Net investment income	0.18	0.54	0.22	0.66
Net realized and unrealized gain
(loss)	0.59	1.77	0.37	1.11
Total from investment operations	0.77	2.31	0.59	1.77
Less dividends and distributions
from:
Net investment income	(0.20)	(0.60)	(0.23)	(0.69)
Total dividends and distributions	(0.20)	(0.60)	(0.23)	(0.69)
Net asset value, end of period	$6.54	$19.62	$5.97	$17.91

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

	7/31/18
	Previously Reported	As Revised
Net asset value, beginning of
period	$5.90	$17.70
Income (loss) from investment
operations:
Net investment income	0.20	0.60
Net realized and unrealized gain
(loss)	(0.27)	(0.81)
Total from investment operations	(0.07)	(0.21)
Less dividends and distributions
from:
Net investment income	(0.22)	(0.66)
Total dividends and distributions	(0.22)	(0.66)
Net asset value, end of period	$5.61	$16.83

Delaware Corporate Bond Fund Class R6

	7/31/22		7/31/21
	Previously Reported	As Revised	Previously Reported	As Revised
Net asset value, beginning of
period	$6.49	$19.47	$6.53	$19.59
Income (loss) from investment
operations:
Net investment income	0.17	0.51	0.17	0.51
Net realized and unrealized gain
(loss)	(1.04)	(3.11)	0.02	0.06
Total from investment operations	(0.87)	(2.60)	0.19	0.57
Less dividends and distributions
from:
Net investment income	(0.19)	(0.57)	(0.19)	(0.57)
Net realized gain	(0.10)	(0.30)	(0.04)	(0.12)
Total dividends and distributions	(0.29)	(0.87)	(0.23)	(0.69)
Net asset value, end of period	$5.33	$16.00	$6.49	$19.47

	7/31/20		1/31/19 to 7/31/19
	Previously Reported	As Revised	Previously Reported	As Revised
Net asset value, beginning of
period	$5.97	$17.91	$5.59	$16.77
Income (loss) from investment
operations:
Net investment income	0.19	0.57	0.11	0.33
Net realized and unrealized gain
(loss)	0.58	1.74	0.39	1.17
Total from investment operations	0.77	2.31	0.50	1.50
Less dividends and distributions
from:
Net investment income	(0.21)	(0.63)	(0.12)	(0.36)
Total dividends and distributions	(0.21)	(0.63)	(0.12)	(0.36)
Net asset value, end of period	$6.53	$19.59	$5.97	$17.91

Delaware Extended Duration Bond Fund Class A

	7/31/22		7/31/21
	Previously Reported	As Revised	Previously Reported	As Revised
Net asset value, beginning of
period	$7.12	$21.36	$7.73	$23.19
Income (loss) from investment
operations:
Net investment income	0.19	0.57	0.20	0.60
Net realized and unrealized gain
(loss)	(1.54)	(4.62)	(0.12)	(0.36)
Total from investment operations	(1.35)	(4.05)	0.08	0.24
Less dividends and distributions
from:
Net investment income	(0.20)	(0.60)	(0.21)	(0.63)
Net realized gain	(0.30)	(0.90)	(0.48)	(1.44)
Total dividends and distributions	(0.50)	(1.50)	(0.69)	(2.07)
Net asset value, end of period	$5.27	$15.81	$7.12	$21.36

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

	7/31/20		7/31/19
	Previously Reported	As Revised	Previously Reported	As Revised
Net asset value, beginning of
period	$6.84	$20.52	$6.28	$18.84
Income (loss) from investment
operations:
Net investment income	0.22	0.66	0.24	0.72
Net realized and unrealized gain
(loss)	1.05	3.15	0.56	1.68
Total from investment operations	1.27	3.81	0.80	2.40
Less dividends and distributions
from:
Net investment income	(0.23)	(0.69)	(0.24)	(0.72)
Net realized gain	(0.15)	(0.45)	–	–
Total dividends and distributions	(0.38)	(1.14)	(0.24)	(0.72)
Net asset value, end of period	$7.73	$23.19	$6.84	$20.52

	7/31/18
	Previously Reported	As Revised
Net asset value, beginning of
period	$6.62	$19.86
Income (loss) from investment
operations:
Net investment income	0.23	0.69
Net realized and unrealized gain
(loss)	(0.34)	(1.02)
Total from investment operations	(0.11)	(0.33)
Less dividends and distributions
from:
Net investment income	(0.23)	(0.69)
Total dividends and distributions	(0.23)	(0.69)
Net asset value, end of period	$6.28	$18.84

Delaware Extended Duration Bond Fund Class C

	7/31/22		7/31/21
	Previously Reported	As Revised	Previously Reported	As Revised
Net asset value, beginning of
period	$7.12	$21.36	$7.72	$23.16
Income (loss) from investment
operations:
Net investment income	0.15	0.45	0.15	0.45
Net realized and unrealized gain
(loss)	(1.55)	(4.66)	(0.11)	(0.33)
Total from investment operations	(1.40)	(4.21)	0.04	0.12
Less dividends and distributions
from:
Net investment income	(0.15)	(0.45)	(0.16)	(0.48)
Net realized gain	(0.30)	(0.90)	(0.48)	(1.44)
Total dividends and distributions	(0.45)	(1.35)	(0.64)	(1.92)
Net asset value, end of period	$5.27	$15.80	$7.12	$21.36

	7/31/20		7/31/19
	Previously Reported	As Revised	Previously Reported	As Revised
Net asset value, beginning of
period	$6.83	$20.49	$6.27	$18.81
Income (loss) from investment
operations:
Net investment income	0.17	0.51	0.19	0.57
Net realized and unrealized gain
(loss)	1.05	3.15	0.56	1.68
Total from investment operations	1.22	3.66	0.75	2.25
Less dividends and distributions
from:
Net investment income	(0.18)	(0.54)	(0.19)	(0.57)
Net realized gain	(0.15)	(0.45)	—	—
Total dividends and distributions	(0.33)	(0.99)	(0.19)	(0.57)
Net asset value, end of period	$7.72	$23.16	$6.83	$20.49

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

	7/31/18
	Previously Reported	As Revised
Net asset value, beginning of
period	$6.61	$19.83
Income (loss) from investment
operations:
Net investment income	0.18	0.54
Net realized and unrealized gain
(loss)	(0.33)	(0.99)
Total from investment operations	(0.15)	(0.45)
Less dividends and distributions
from:
Net investment income	(0.19)	(0.57)
Total dividends and distributions	(0.19)	(0.57)
Net asset value, end of period	$6.27	$18.81

Delaware Extended Duration Bond Fund Class R

	7/31/22		7/31/21
	Previously Reported	As Revised	Previously Reported	As Revised
Net asset value, beginning of
period	$7.14	$21.42	$7.74	$23.22
Income (loss) from investment
operations:
Net investment income	0.18	0.54	0.18	0.54
Net realized and unrealized gain
(loss)	(1.56)	(4.68)	(0.10)	(0.30)
Total from investment operations	(1.38)	(4.14)	0.08	0.24
Less dividends and distributions
from:
Net investment income	(0.18)	(0.54)	(0.20)	(0.60)
Net realized gain	(0.30)	(0.90)	(0.48)	(1.44)
Total dividends and distributions	(0.48)	(1.44)	(0.68)	(2.04)
Net asset value, end of period	$5.28	$15.84	$7.14	$21.42

	7/31/20		7/31/19
	Previously Reported	As Revised	Previously Reported	As Revised
Net asset value, beginning of
period	$6.85	$20.55	$6.29	$18.87
Income (loss) from investment
operations:
Net investment income	0.21	0.63	0.22	0.66
Net realized and unrealized gain
(loss)	1.04	3.12	0.57	1.71
Total from investment operations	1.25	3.75	0.79	2.37
Less dividends and distributions
from:
Net investment income	(0.21)	(0.63)	(0.23)	(0.69)
Net realized gain	(0.15)	(0.45)	—	—
Total dividends and distributions	(0.36)	(1.08)	(0.23)	(0.69)
Net asset value, end of period	$7.74	$23.22	$6.85	$20.55

	7/31/18
	Previously Reported	As Revised
Net asset value, beginning of
period	$6.63	$19.89
Income (loss) from investment
operations:
Net investment income	0.21	0.63
Net realized and unrealized gain
(loss)	(0.33)	(0.99)
Total from investment operations	(0.12)	(0.36)
Less dividends and distributions
from:
Net investment income	(0.22)	(0.66)
Total dividends and distributions	(0.22)	(0.66)
Net asset value, end of period	$6.29	$18.87

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

Delaware Extended Duration Bond Fund Institutional Class

	7/31/22		7/31/21
	Previously Reported	As Revised	Previously Reported	As Revised
Net asset value, beginning of
period	$7.11	$21.33	$7.71	$23.13
Income (loss) from investment
operations:
Net investment income	0.20	0.60	0.22	0.66
Net realized and unrealized gain
(loss)	(1.54)	(4.62)	(0.11)	(0.33)
Total from investment operations	(1.34)	(4.02)	0.11	0.33
Less dividends and distributions
from:
Net investment income	(0.21)	(0.63)	(0.23)	(0.69)
Net realized gain	(0.30)	(0.90)	(0.48)	(1.44)
Total dividends and distributions	(0.51)	(1.53)	(0.71)	(2.13)
Net asset value, end of period	$5.26	$15.78	$7.11	$21.33

	7/31/20		7/31/19
	Previously Reported	As Revised	Previously Reported	As Revised
Net asset value, beginning of
period	$6.82	$20.46	$6.27	$18.81
Income (loss) from investment
operations:
Net investment income	0.24	0.72	0.25	0.75
Net realized and unrealized gain
(loss)	1.05	3.15	0.56	1.68
Total from investment operations	1.29	3.87	0.81	2.43
Less dividends and distributions
from:
Net investment income	(0.25)	(0.75)	(0.26)	(0.78)
Net realized gain	(0.15)	(0.45)	—	—
Total dividends and distributions	(0.40)	(1.20)	(0.26)	(0.78)
Net asset value, end of period	$7.71	$23.13	$6.82	$20.46

	7/31/18
	Previously Reported	As Revised
Net asset value, beginning of
period	$6.61	$19.83
Income (loss) from investment
operations:
Net investment income	0.25	0.75
Net realized and unrealized gain
(loss)	(0.34)	(1.02)
Total from investment operations	(0.09)	(0.27)
Less dividends and distributions
from:
Net investment income	(0.25)	(0.75)
Total dividends and distributions	(0.25)	(0.75)
Net asset value, end of period	$6.27	$18.81

Delaware Extended Duration Bond Fund Class R6

	7/31/22		7/31/21
	Previously Reported	As Revised	Previously Reported	As Revised
Net asset value, beginning of
period	$7.11	$21.33	$7.72	$23.16
Income (loss) from investment
operations:
Net investment income	0.23	0.69	0.23	0.69
Net realized and unrealized gain
(loss)	(1.56)	(4.67)	(0.12)	(0.36)
Total from investment operations	(1.33)	(3.98)	0.11	0.33
Less dividends and distributions
from:
Net investment income	(0.22)	(0.66)	(0.24)	(0.72)
Net realized gain	(0.30)	(0.90)	(0.48)	(1.44)
Total dividends and distributions	(0.52)	(1.56)	(0.72)	(2.16)
Net asset value, end of period	$5.26	$15.79	$7.11	$21.33

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

	7/31/20		7/31/19
	Previously Reported	As Revised	Previously Reported	As Revised
Net asset value, beginning of
period	$6.83	$20.49	$6.27	$18.81
Income (loss) from investment
operations:
Net investment income	0.25	0.75	0.26	0.78
Net realized and unrealized gain
(loss)	1.04	3.12	0.56	1.68
Total from investment operations	1.29	3.87	0.82	2.46
Less dividends and distributions
from:
Net investment income	(0.25)	(0.75)	(0.26)	(0.78)
Net realized gain	(0.15)	(0.45)	—	—
Total dividends and distributions	(0.40)	(1.20)	(0.26)	(0.78)
Net asset value, end of period	$7.72	$23.16	$6.83	$20.49

	7/31/18
	Previously Reported	As Revised
Net asset value, beginning of
period	$6.61	$19.83
Income (loss) from investment
operations:
Net investment income	0.25	0.75
Net realized and unrealized gain
(loss)	(0.33)	(0.99)
Total from investment operations	(0.08)	(0.24)
Less dividends and distributions
from:
Net investment income	(0.26)	(0.78)
Total dividends and distributions	(0.26)	(0.78)
Net asset value, end of period	$6.27	$18.81

6. Capital Shares

	Delaware Corporate Bond Fund		Delaware Extended Duration Bond Fund
	7/31/22		7/31/22
	Previously Reported	As Revised	Previously Reported	As Revised
Shares sold:
Class A	5,443,132	5,443,132	1,337,245	1,337,245
Class C	433,994	433,994	67,345	67,345
Class R	299,973	299,973	172,780	172,780
Institutional Class	95,679,484	95,679,484	18,352,336	18,352,336
Class R6	820,125	820,125	965,481	965,481

Shares issued upon reinvestment of dividends and distributions:
Class A	2,511,328	2,511,328	1,053,227	1,053,227
Class C	127,460	127,460	81,859	81,859
Class R	82,052	82,052	86,807	86,807
Institutional Class	4,971,110	4,971,110	4,674,917	4,674,917
Class R6	72,244	72,244	204,748	204,748
	110,440,902	110,440,902	26,996,745	26,996,745

Shares from reverse split
Class A	—	(35,731,587)	—	(8,412,476)
Class C	—	(1,998,191)	—	(673,298)
Class R	—	(1,175,918)	—	(693,064)
Institutional Class	—	(119,672,963)	—	(42,132,746)
Class R6	—	(1,526,117)	—	(1,477,058)

Shares redeemed:
Class A	(17,912,950)	(17,912,950)	(3,742,384)	(3,742,384)
Class C	(1,934,051)	(1,934,051)	(427,734)	(427,734)
Class R	(582,527)	(582,527)	(429,594)	(429,594)
Institutional Class	(80,802,301)	(80,802,301)	(16,774,383)	(16,774,383)
Class R6	(262,597)	(262,597)	(7,378,161)	(7,378,161)
	(101,494,426)	(261,599,202)	(28,752,256)	(82,140,898)
Net increase (decrease)	8,946,476	(151,158,300)	(1,755,511)	(55,144,153)

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to July 31, 2022, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Income Funds and Shareholders of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (two of the funds constituting Delaware Group® Income Funds, hereafter collectively referred to as the “Funds”) as of July 31, 2022, the related statements of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 16, 2022, except for the effects of the revision discussed in Note 14 to the financial statements, as to which the date is November 23, 2022.

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting each Fund’s acquisition of Illiquid investments if, immediately after the acquisition, each Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if each Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing each Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; and (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of each Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 17-19, 2022, the Program Administrator provided the required written annual report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2021 through March 31, 2022. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and each Fund’s liquidity needs. Each Fund’s HLIM is set at an appropriate level and the Funds complied with their HLIM at all times during the reporting period.

Other Fund information (Unaudited)
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund.

Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2022, the Fund reports distributions paid during the year as follows:

	(A)
	Long-Term	(B)
	Capital Gains	Ordinary Income	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
Delaware
Corporate Bond
Fund	15.68%	84.32%	100.00%
Delaware
Extended
Duration Bond
Fund	54.90%	45.10%	100.00%
____________________

(A) and (B) are based on a percentage of each Fund's total distributions.

For the fiscal year ended July 31, 2022, certain interest income paid by each Fund determined to be Qualified Interest Income and Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and by the Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010, and as extended by the American Taxpayer Relief Act of 2012. Delaware Extended Duration Bond Fund did not have any foreign shareholders for the fiscal year ended July 31, 2022. For the fiscal year ended July 31, 2022, Delaware Corporate Bond Fund reported maximum distributions of Qualified Interest Income and Short-Term Capital Gains as follows:

	Qualified Interest Income	Qualified Short-Term Capital Gains
Delaware Corporate Bond
Fund	$29,713,999	$5,043,417

The percentage of the ordinary dividends reported by the funds that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is as follows:

Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
76.66%	92.41%

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years
Interested Trustee

Shawn K. Lytle[1]	President,	President and	128	Macquarie Asset	None
100 Independence	Chief Executive	Chief Executive		Management[2]
610 Market Street	Officer,	Officer		(2015–Present)
Philadelphia, PA	and Trustee	since August 2015		-Global Head of
19106-2354				Macquarie Asset
February 1970		Trustee since		Management
		September 2015		(2019–Present)
-Head of Americas of
Macquarie Group
(2017–Present)
-Deputy Global Head of
Macquarie Asset
Management
(2017–2019)
-Head of Macquarie
Asset Management
Americas (2015–2017)

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years
Independent Trustees

Jerome D.	Trustee	Since January 2019	128	Stonebrook Capital	None
Abernathy				Management, LLC
100 Independence				(financial
610 Market Street				technology: macro
Philadelphia, PA				factors and databases)
19106-2354				-Managing Member
July 1959				(1993-Present)

Thomas L. Bennett	Chair and Trustee	Trustee since March	128	Private Investor	None
100 Independence		2005		(2004–Present)
610 Market Street
Philadelphia, PA		Chair since March
19106-2354		2015
October 1947

Ann D. Borowiec	Trustee	Since March 2015	128	J.P. Morgan Chase & Co.	Banco Santander International
100 Independence				(1987-2013)	(2016–2019)
610 Market Street				-Chief Executive Officer,	Santander Bank, N.A.
Philadelphia, PA				Private Wealth	(2016-2019)
19106-2354				Management
November 1958				(2011–2013)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Joseph W. Chow	Trustee	Since January 2013	128	Private Investor	None
100 Independence				(2011–Present)
610 Market Street
Philadelphia, PA
19106-2354
January 1953

H. Jeffrey Dobbs[3]	Trustee	Since December 2021	128	KPMG LLP	TechAccel LLC
100 Independence				(2010-2015)	(2015–Present)
610 Market Street				-Global Sector Chairman,	PatientsVoices, Inc.
Philadelphia, PA				Industrial Manufacturing	(2018–Present)
19106-2354				(2010-2015)	Valparaiso University Board
May 1955					(2012-Present)
Ivy Funds Complex (2019-2021)

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

John A. Fry	Trustee	Since January 2001	128	Drexel University	Federal Reserve
100 Independence				-President	Bank of Philadelphia
610 Market Street				(August 2010–Present)	(2020–Present)
Philadelphia, PA					FS Credit Real Estate Income
19106-2354					Trust, Inc. (2018–Present)
May 1960					vTv Therapeutics Inc.
(2017–Present)
Community Health Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Joseph Harroz, Jr.[3]	Trustee	Since December 2021	128	University of Oklahoma	OU Medicine, Inc.
100 Independence				-President	(2020–Present)
610 Market Street				(2020–Present)	Big 12 Athletic Conference
Philadelphia, PA				-Interim President	(2019-Present)
19106-2354				(2019–2020)	Valliance Bank
January 1967				-Vice President and	(2007–Present)
				Dean, College of Law	Ivy Funds
				(2010–2019)	(1998-2021)
Brookhaven Investments
LLC (commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
(2019–Present)

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Sandra A.J.	Trustee	Since December 2021	128	Children’s Mercy	Brixmor Property Group Inc.
Lawrence[3]				Hospitals and Clinics	(2021-Present)
100 Independence				(2005–2019)	Sera Prognostics Inc.
610 Market Street				-Chief Administrative	(biotechnology) (2021-Present)
Philadelphia, PA				Officer	Recology (resource recovery)
19106-2354				(2016–2019)	(2021-Present)
September 1957					Evergy, Inc., Kansas City Power
& Light Company, KCP&L
Greater Missouri Operations
Company, Westar Energy, Inc.
and Kansas Gas and Electric
Company (related utility
companies) (2018-Present)
National Association of Corporate
Directors (2017-Present)
Ivy Funds Complex (2019-2021)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy NextShares (2019)
Westar Energy (utility)
(2004-2018)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Frances A.	Trustee	Since September	128	Banco Itaú International	Florida Chapter of National
Sevilla-Sacasa		2011		-Chief Executive Officer	Association of Corporate
100 Independence				(2012–2016)	Directors (2021-Present)
610 Market Street					Callon Petroleum Company
Philadelphia, PA					(2019-Present)
19106-2354					Camden Property Trust
January 1956					(2011-Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
(2018-2019)

Thomas K. Whitford	Trustee	Since January 2013	128	PNC Financial Services	HSBC USA Inc.
100 Independence				Group (1983–2013)	(2014–Present)
610 Market Street				-Vice Chairman	HSBC North America
Philadelphia, PA				(2009-2013)	Holdings Inc.
19106-2354					(2013–Present)
March 1956					HSBC Finance Corporation
(2013–2018)

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Christianna Wood	Trustee	Since January 2019	128	Gore Creek	The Merger Fund
100 Independence				Capital, Ltd.	(2013–2021),
610 Market Street				-Chief Executive Officer	The Merger Fund VL
Philadelphia, PA				and President	(2013–2021),
19106-2354				(2009–Present)	WCM Alternatives: Event-Driven
August 1959					Fund (2013–2021),
and WCM Alternatives: Credit
Event Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–Present)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Janet L. Yeomans	Trustee	Since April 1999	128	3M Company	Okabena Company (2009–2017)
100 Independence				(1995-2012)
610 Market Street				-Vice President and
Philadelphia, PA				Treasurer (2006–2012)
19106-2354
July 1948

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	128	David F. Connor has	None[4]
100 Independence	General Counsel, and	since May 2013;		served in various
610 Market Street	Secretary	General Counsel		capacities at different
Philadelphia, PA		since May 2015;		times at Macquarie Asset
19106-2354		Secretary since		Management.
December 1963		October 2005

Daniel V. Geatens	Senior Vice President	Senior Vice President	128	Daniel V. Geatens has	None[4]
100 Independence	and Treasurer	and Treasurer since		served in various
610 Market Street		October 2007		capacities at different
Philadelphia, PA				times at Macquarie Asset
19106-2354				Management.
October 1972

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Richard Salus	Senior Vice President	Senior Vice President	128	Richard Salus has	None
100 Independence	and Chief Financial	and Chief Financial		served in various
610 Market Street	Officer	Officer since		capacities at different
Philadelphia, PA		November 2006		times at Macquarie Asset
19106-2354				Management.
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Asset Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
[4]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

Board of trustees

Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds
by Macquarie®

Jerome D. Abernathy
Managing Member
Stonebrook Capital
Management, LLC

Thomas L. Bennett
Chairman of the Board
Delaware Funds
by Macquarie
Private Investor

Ann D. Borowiec
Former Chief Executive
Officer
Private Wealth Management
J.P. Morgan Chase & Co.

Joseph W. Chow
Private Investor

H. Jeffrey Dobbs
Former Global Sector
Chairman
Industrial Manufacturing,
KPMG, LLP

John A. Fry President Drexel University Joseph Harroz, Jr. President University of Oklahoma Sandra A.J. Lawrence Former Chief Administrative Officer Children's Mercy Hospitals and Clinics

Frances A.
Sevilla-Sacasa
Former Chief Executive
Officer
Banco Itaú International

Thomas K. Whitford
Former Vice Chairman
PNC Financial Services
Group

Christianna Wood
Chief Executive Officer
and President
Gore Creek Capital, Ltd.

Janet L. Yeomans
Former Vice President and
Treasurer
3M Company

Affiliated officers
David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie	Daniel V. Geatens Senior Vice President and Treasurer Delaware Funds by Macquarie	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie

This annual report is for the information of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT , as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Funds’ most recent Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds' website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs
John A. Fry
Sandra A.J. Lawrence
Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $170,860 for the fiscal year ended July 31, 2022.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $155,376 for the fiscal year ended July 31, 2021.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended July 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $958,376 for the registrant’s fiscal year ended July 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $25,040 for the fiscal year ended July 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $26,000 for the fiscal year ended July 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2021.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $10,812,067 and $9,044,000 for the registrant’s fiscal years ended July 31, 2022 and July 31, 2021, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® INCOME FUNDS

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	November 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	November 25, 2022

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 25, 2022